Filed Pursuant to Rule 497(e).

File Nos. 33-36528 and 811-6161.

Overview

This Prospectus describes the PIMCO Asset Allocation Fund, a mutual fund offered by PIMCO Funds: Multi-Manager Series.

The Fund invests in a diversified portfolio of other PIMCO Funds. This Prospectus explains what you should know about the Fund before you invest. Please read it carefully.

Asset Allocation Fund

Investment Objective Seeks long-term capital appreciation and current income Dividend Frequency Quarterly	Allocation Strategy Underlying Stock Funds Underlying Bond Funds	Target 60% 40%	Range 50%–70% 30%–50%

Key Concepts

The Fund is intended for investors who prefer to have their asset allocation decisions made by professional money managers. The Fund has a distinct investment objective which it seeks to achieve by investing within specified equity and fixed income targets and ranges among certain Funds in the PIMCO Funds family. The Fund invests only in Funds in the PIMCO Funds family. The PIMCO Funds in which the Fund invests are called Underlying Funds or Funds in this Prospectus.

Some of the Underlying Funds invest primarily in equity securities and are called Underlying Stock Funds. Other Underlying Funds invest primarily in fixed income securities, including money market instruments, and are called Underlying Bond Funds.

The Fund seeks long-term capital appreciation and current income. Under normal conditions, approximately 60% (range of 50%-70%) of the Fund’s assets will be allocated among Underlying Stock Funds and 40% (range of 30%-50%) among Underlying Bond Funds. Other important characteristics are described in the Fund Summary beginning on page 6, and are discussed in greater detail under “Investment Objectives and Principal Investment Strategies.” A “Summary of Principal Risks” begins on page 11.

Risk/Return Comparison

You should choose the Fund based on personal investment objectives, investment time horizon, tolerance for risk and personal financial circumstances. Generally speaking, historical data suggests that the longer the time horizon, the greater the likelihood that the total return of a portfolio that invests primarily in equity securities will be higher than the total return of a portfolio that invests primarily in fixed income securities. However, an equity portfolio is generally subject to higher levels of overall risk and price volatility than a fixed income portfolio and is considered to be a more aggressive investment. Based on these assumptions, the Fund might be suitable if you have a medium-range time horizon, seek a balance of long-term capital appreciation potential and income and have medium tolerance for risk and volatility. Note that these assumptions may not be correct in future market conditions.

It is possible to lose money on an investment in the Fund. While the Fund provides a relatively high level of diversification in comparison to most mutual funds, the Fund may not be suitable as a complete investment program. The fact that the Fund may have had good performance in the past is no assurance that the value of the Fund’s investments will not decline in the future or appreciate at a slower rate. An investment in the Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Asset Allocation Strategies

PIMCO Advisors Fund Management LLC (“PIMCO Advisors Fund Management” or the “Adviser”) serves as the investment adviser to the Fund. The Adviser selects the Underlying Funds in which the Fund may invest. The Adviser’s Asset Allocation Committee determines how the Fund allocates and reallocates its assets among the Underlying Funds selected by the Adviser

PIMCO Asset Allocation Fund Prospectus	3

according to the Fund’s equity/fixed income allocation targets and ranges. The Committee attempts to diversify the Fund’s assets broadly among the major asset classes and sub-classes represented by the Underlying Funds.

The major equity asset classes and sub-classes held by the Underlying Stock Funds include those categorized by investment style/category (growth, blend, value, enhanced index, sector-related), region (U.S. equities, international developed markets, international emerging markets), and market capitalization (large-cap, mid-cap and small-cap). The major fixed income asset classes and sub-classes held by the Underlying Bond Funds include those categorized by sector/investment specialty (government securities, mortgage-related securities, corporate bonds and inflation-indexed bonds), region (U.S. fixed income, developed foreign fixed income, emerging markets fixed income), credit quality (investment grade/money market, medium grade, high yield), and duration (long-term, intermediate-term and short-term).

Please see “Underlying Funds” in this Prospectus for a description of the Underlying Funds as categorized by their investment styles and main investments.

The Fund may invest in any or all of the Underlying Funds, but will not normally invest in every Underlying Fund at any particular time. The Asset Allocation Committee does not allocate the Fund’s assets according to a predetermined blend of particular Underlying Funds. Instead, the Committee meets regularly to determine the mix of Underlying Funds appropriate for the Fund by allocating among the asset classes and sub-classes held by the Underlying Funds. When making these decisions, the Committee considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. This data includes projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various segments within those markets, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing trends and the cost of capital, political trends, data relating to trade balances and labor information. The Committee may also consider proprietary research provided by the investment advisers and sub-advisers of the Underlying Funds.

The Committee then allocates the Fund’s assets among the Underlying Funds selected by the Adviser to fill out the asset class and sub-class weightings it has identified according to the Fund’s equity/fixed income targets and ranges. The Committee has the flexibility to reallocate the Fund’s assets in varying percentages among any or all of the Underlying Funds selected by the Adviser based on the Committee’s ongoing analyses of the equity and fixed income markets, although these tactical shifts are not expected to be large or frequent in nature.

“Fund of Funds” Structure and Expenses

The term “fund of funds” is used to describe mutual funds, such as the Fund, that pursue their investment objectives by investing in other mutual funds. Your cost of investing in the Fund will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and

4	PIMCO Asset Allocation Fund Prospectus

bonds. By investing in the Fund, you will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests in addition to the Fund’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

Portfolio Descriptions and Fees

The following Fund Summary identifies the Fund’s investment objective, principal investments and strategies, principal risks, performance information and fees and expenses. A more detailed “Summary of Principal Risks” describing principal risks of investing in the Fund begins after the Fund Summary. A fuller discussion of the Fund’s investment strategies and related information is included under “Investment Objectives and Principal Investment Strategies” in this Prospectus.

PIMCO Asset Allocation Fund Prospectus	5

Fund Summary

Principal Investments and Strategies

The Fund seeks to achieve its investment objective by normally investing approximately 60% (within a range of 50%–70%) of its assets in Underlying Stock Funds and approximately 40% (within a range of 30%–50%) of its assets in Underlying Bond Funds. The Fund’s fixed income component may include a money market component. The Fund invests all of its assets in shares of the Underlying Funds and does not invest directly in stocks or bonds of other issuers.

Please see “Asset Allocation Strategies” beginning on page 3 for a summary of how the Asset Allocation Committee allocates and reallocates the Fund’s assets among particular Underlying Funds.

The Fund may concentrate investments in a particular Underlying Fund by investing more than 25% of its assets in that Fund.

Based on the Fund’s equity/fixed income allocation strategy, it might be suitable for an investor with a medium-range time horizon who seeks a balance of long-term capital appreciation potential and income and has a medium tolerance for risk and volatility.

Principal Risks

Allocation Risk  The Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds. A principal risk of investing in the Fund is that the Asset Allocation Committee’s allocation techniques and decisions and/or the Adviser’s selection of Underlying Funds will not produce the desired results, and therefore the Fund may not achieve its investment objective.

Underlying Fund Risks  The value of your investment in the Fund is directly related to the investment performance of the Underlying Funds in which it invests. Therefore, the principal risks of investing in the Fund are closely related to the principal risks associated with the Underlying Funds and their investments. Because the Fund’s allocation among the Underlying Funds will vary, your investment may be subject to any and all of these risks at different times and to different degrees.

Among the principal risks of the Underlying Funds, which could adversely affect the net asset value, yield and total return of the Fund, are:

• Market Risk • Issuer Risk • Value Securities Risk • Growth Securities Risk • Smaller Company Risk • Interest Rate Risk	• Credit Risk • High Yield Risk • Mortgage Risk • Liquidity Risk • Derivatives Risk • Foreign Investment Risk	• Emerging Markets Risk • Currency Risk • Focused Investment Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summary for a description of these and other risks associated with the Underlying Funds and an investment in the Fund.

6	PIMCO Asset Allocation Fund Prospectus

Performance Information

Shown below is summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of broad-based securities market indexes and an index of mutual funds. The bar chart and the information below it show performance of the Fund’s Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns — Class A

Calendar Year End (through 12/31)

More Recent Return Information

1/1/03–9/30/0313.77%

More Recent Return Information
(for periods shown in the bar chart)

Highest (10/1/99–12/31/99) 9.40%

Lowest (7/1/02–9/30/02) -11.61%

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Average Annual Total Returns (for periods ended 12/31/02)

	1 Year	Fund Inception (9/30/98)(6)

Class A — Before Taxes(1)	-15.44%	1.08%

Class A — After Taxes on Distributions(1)	-16.23%	-1.01%

Class A — After Taxes on Distributions and Sale of Fund Shares(1)	-9.44%	0.05%

Class B	-15.65%	1.28%

Class C	-12.19%	1.65%

Russell 3000 Index(2)	-21.55%	-1.35%

Lehman Brothers Aggregate Bond Index(3)	10.26%	6.90%

Lipper Balanced Fund Average(4)	-11.59%	1.13%

Blended Index(5)	-8.04%	2.83%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Classes B and C will vary.
(2)	The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization. It is not possible to invest directly in the index.
(3)	The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed income securities of domestic issuers having a maturity greater than one year. It is not possible to invest directly in the index.
(4)	The Lipper Balanced Fund Average is a total return performance average of funds tracked by Lipper, Inc. whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. It does not take into account sales charges.
(5)	The Blended Index represents the blended performance of a hypothetical index developed by the Adviser made up of 48% Russell 3000 Index, 12% MSCI All Country World ex-U.S. Index and 40% Lehman Brothers Aggregate Bond Index. The Russell 3000 Index and Lehman Brothers Aggregate Bond Index are described above. The MSCI All Country World ex-U.S. Index is an unmanaged index of stocks representing both developed and emerging markets but excluding the United States. It is not possible to invest directly in these indexes.
(6)	The Fund began operations on 9/30/98. Index comparisons begin on 9/30/98.

8	PIMCO Asset Allocation Fund Prospectus

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of original purchase price)	Redemption Fee (as a percentage of exchange price or amount redeemed)(4)

Class A	5.50%	1%(1)	2%

Class B	None	5%(2)	2%

Class C	None	1%(3)	2%

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”
(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.
(4)	The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)
			Other Expenses

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Administrative Fees(3)	Underlying Fund Expenses(4)	Total Annual Fund Operating Expenses

Class A	None	0.25%	0.40%	0.68%	1.33%

Class B	None	1.00	0.40	0.68	2.08

Class C	None	1.00	0.40	0.68	2.08

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholders may, de pending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3)	The Administrative Fees are subject to a reduction of 0.05% on average net assets attributable in the aggregate to the Fund’s Class A, B and C shares in excess of $2.5 billion.
(4)	Based on expenses incurred during the most recent fiscal year. Underlying Fund Expenses for the Fund are based upon a recent allocation of the Fund’s assets among Underlying Funds and upon the total annual operating expenses of Institutional Class shares of these Underlying Funds. For a listing of the expenses associated with each Underlying Fund, please see “Management of the Fund—Underlying Fund Expenses.” Total Annual Fund Operating Expenses and the Examples set forth below are based on the Underlying Fund Expenses the Fund incurred during its most recent fiscal year. Actual Underlying Fund Expenses for the Fund are expected to vary with changes in the allocation of the Fund’s assets, and may be higher or lower than those shown above.

PIMCO Asset Allocation Fund Prospectus	9

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares

Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10

Class A	$678	$948	$1,239	$2,063	$678	$948	$1,239	$2,063

Class B	711	952	1,319	2,216	211	652	1,119	2,216

Class C	311	652	1,119	2,410	211	652	1,119	2,410

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Summary of Principal Risks

The value of your investment in the Fund changes with the values of the Fund’s investments in the Underlying Funds. Many factors can affect those values. The factors that are most likely to have a material effect on the Fund’s investments as a whole are called “principal risks.” The principal risks of the Fund are identified in the Fund Summary beginning on page 6 and are summarized in this section. There is no guarantee that the Fund will be able to achieve its investment objective.

Allocation Risk

The Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds according to the Fund’s equity/fixed income allocation targets and ranges. A principal risk of investing in the Fund is that the Adviser’s Asset Allocation Committee will make less than optimal or poor asset allocation decisions and/or that the Adviser will make less than optimal decisions in selecting the Underlying Funds in which the Fund invests. The Committee attempts to identify asset classes and sub-classes represented by the Underlying Funds that will provide consistent, quality performance for the Fund, but there is no guarantee that the Committee’s allocation techniques will produce the desired results. It is possible that the Committee and/or the Adviser will focus on Underlying Funds that perform poorly or underperform other available Funds under various market conditions. You could lose money on your investment in the Fund as a result of these allocation decisions.

Underlying Fund Risks

Because the Fund invests all of its assets in Underlying Funds, the risks associated with investing in the Fund are closely related to the risks associated with the securities and other investments held by the Underlying Funds. The ability of the Fund to achieve its investment objective will depend upon the ability of the Underlying Funds to achieve their objectives. There can be no assurance that the investment objective of any Underlying Fund will be achieved.

The Fund’s net asset value will fluctuate in response to changes in the net asset values of the Underlying Funds in which it invests. The extent to which the investment performance and risks associated with the Fund correlate to those of a particular Underlying Fund will depend upon the extent to which the Fund’s assets are allocated from time to time for investment in the Underlying Fund, which will vary. The Fund’s investment in a particular Underlying Fund may and in some cases is expected to exceed 25% of its assets. To the extent that the Fund invests a significant portion of its assets in an Underlying Fund, it will be particularly sensitive to the risks associated with that Fund.

The following summarizes principal risks associated with investments in the Underlying Funds and, indirectly, with your investment in the Fund. Each Underlying Fund may be subject to additional principal risks other than those described below because the types of investments made by an Underlying Fund can change over time. The summary is not intended to be exhaustive. For a more complete description of these risks and the securities and investment techniques used by the Underlying Funds, please refer to the Statement of Additional Information and the Underlying Fund pro -

PIMCO Asset Allocation Fund Prospectus	11

spectuses, which are incorporated herein by reference and are available free of charge by telephoning the Distributor at 1-800-426-0107.

Market Risk

The market price of securities owned by an Underlying Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities and the Underlying Stock Funds are particularly sensitive to these market risks.

Issuer Risk

The value of a security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Value Securities Risk

Each Underlying Stock Fund may invest in companies that may not be expected to experience significant earnings growth, but whose securities the Fund’s portfolio manager believes are selling at a price lower than their true value. PEA Renaissance, PEA Value, NFJ Small-Cap Value, CCM Capital Appreciation, CCM Mid-Cap and CCM Emerging Companies Funds place particular emphasis on value securities. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager’s assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the portfolio manager anticipates.

Growth Securities Risk

Each Underlying Stock Fund may invest in equity securities of companies that its portfolio manager or portfolio management team believes will experience relatively rapid earnings growth. PEA Growth, PEA Target, PEA Opportunity, CCM Capital Appreciation, CCM Mid-Cap, CCM Emerging Companies, RCM Large-Cap Growth, RCM Tax-Managed Growth, RCM International Growth Equity and PEA Innovation Funds may place particular emphasis on growth securities. Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

12	PIMCO Asset Allocation Fund Prospectus

Smaller Company Risk

The general risks associated with equity securities and liquidity risk are particularly pronounced for securities of companies with market capitalizations that are small compared to other publicly traded companies. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. CCM Emerging Companies, NFJ Small-Cap Value, RCM Global Technology, PEA Opportunity and PEA Innovation Funds generally have substantial exposure to this risk. CCM Mid-Cap, RCM Mid-Cap and PEA Target Funds also have significant exposure to this risk because they invest primarily in companies with medium-sized market capitalizations, which are smaller and generally less-seasoned than the largest companies. Smaller company risk also applies to fixed income securities issued by smaller companies and may affect certain investments of the Underlying Bond Funds.

Liquidity Risk

Many of the Underlying Funds are subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling out of these illiquid securities at an advantageous time or price. Underlying Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Derivatives Risk

Many of the Underlying Funds may, but are not required to, use a number of derivative instruments for risk management purposes or as part of their investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts, zero-strike warrants and options and swap agreements. An Underlying Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Also, an Underlying Fund’s portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed.

A description of the various derivative instruments in which the Underlying Funds may invest and the risks associated with each instrument is included in the Underlying Fund prospectuses and in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Underlying Funds.

PIMCO Asset Allocation Fund Prospectus	13

Management Risk    Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk    The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms.

Liquidity Risk    Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leveraging Risk    Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When an Underlying Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leveraging risk, the Underlying Funds observe asset segregation requirements to cover their obligations under derivative instruments.

Lack of Availability    Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that an Underlying Fund will engage in derivatives transactions at any time or from time to time. A Fund’s ability to use derivatives may also be limited by certain regulatory considerations.

Market and Other Risks    Like most other investments, derivative instruments are subject to the general risk that the market value of the instrument will change in a way detrimental to an Underlying Fund’s interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for an Underlying Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other investments of an Underlying Fund. An Underlying Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to an Underlying Fund. Also, the value of derivatives may not correlate

14	PIMCO Asset Allocation Fund Prospectus

perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, an Underlying Fund’s use of derivatives may also cause the Fund to realize higher amounts of short-term capital gains (taxed at ordinary income tax rates when distributed to shareholders who are individuals) than if the Fund had not used such instruments.

Foreign (non-U.S.) Investment Risk

Many Underlying Funds (in particular, PIMCO Global Bond, PIMCO Foreign Bond, PIMCO Emerging Markets Bond, RCM International Growth Equity and RCM Global Technology Funds) invest in securities of foreign issuers, securities traded principally in securities markets outside the United States and/or securities denominated in foreign currencies (together, “foreign securities”). These Funds may experience more rapid and extreme changes in value than Funds that invest exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets.

The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, market disruption, political changes, security suspensions or diplomatic developments could adversely affect an Underlying Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. To the extent that an Underlying Fund invests a significant portion of its assets in a narrowly defined geographic area such as Eastern Europe, South Africa or Asia, the Fund will generally have more exposure to regional economic risks including weather emergencies and natural disasters associated with foreign investments. Adverse conditions in certain regions (such as Southeast Asia) can also adversely affect securities of other countries whose economies appear to be unrelated. In addition, special U.S. tax considerations may apply to an Underlying Fund’s investment in foreign securities.

Certain Underlying Bond Funds may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

Emerging Markets Risk

Certain Underlying Funds (in particular, the PIMCO Emerging Markets Bond Fund) may invest in the securities of issuers based in countries with developing or “emerging market” economies. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed foreign countries.

PIMCO Asset Allocation Fund Prospectus	15

Currency Risk

Many Underlying Funds may invest directly in foreign currencies or in securities that trade in, or receive revenues in, foreign currencies. To the extent that they do so, these Funds are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. PIMCO Global Bond, PIMCO Foreign Bond, PIMCO Emerging Markets Bond, RCM International Growth Equity and RCM Global Technology Funds are particularly sensitive to currency risk. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. For example, uncertainty surrounds the introduction of the euro (a common currency unit for the European Union) and its effect on the value of European currencies as well as securities denominated in local European currencies. These and other currencies in which Underlying Fund assets are denominated may be devalued against the U.S. dollar, resulting in a loss to such Funds.

Focused Investment Risk

Focusing Fund investments in a small number of issuers, industries or foreign currencies increases risk. PIMCO Global Bond, PIMCO Foreign Bond, PIMCO Emerging Markets Bond, RCM Global Technology and RCM International Growth Equity Funds are “non-diversified,” which means that they invest in a smaller number of issuers than diversified mutual funds. Other Underlying Funds also normally invest in a relatively small number of issuers. In addition, many Underlying Bond Funds may invest a substantial portion of their assets in the bonds of similar projects or from issuers in the same state. To the extent that they focus their investments, the Underlying Funds may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Underlying Fund’s net asset value. Some of those investments also may present substantial credit or other risks. PIMCO Global Bond, PIMCO Foreign Bond, PIMCO Emerging Markets Bond, RCM International Growth Equity and RCM Global Technology Funds may be subject to increased risk to the extent they focus their assets in securities denominated in a particular foreign currency or in a narrowly defined geographic area outside the U.S., because companies in these areas may share common characteristics and are often subject to similar business risks and regulatory burdens, and their securities may react similarly to economic, market, political or other developments. Similarly, PEA Innovation and RCM Global Technology Funds are vulnerable to events affecting technology and technology-related companies because they normally concentrate their investments within those companies. Also, the Underlying Funds may from time to time have greater risk to the extent they invest a substantial portion of their assets in companies in related industries such as “technology” or “financial and business services,” which may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to economic, market, political or other developments.

16	PIMCO Asset Allocation Fund Prospectus

Although the Fund normally invests in a number of different Underlying Funds, to the extent that the Fund concentrates a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Fund and any investments in which that Fund concentrates.

Leveraging Risk

Leverage, including borrowing, will cause the value of an Underlying  Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities. Certain Underlying Funds may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, or the use of when-issued, delayed-delivery or forward commitment transactions. An Underlying Fund’s use of derivatives may also involve leverage. The use of leverage may also cause an Underlying Fund to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements.

Fixed Income Risk

All of the Underlying Funds that invest in fixed income securities, and particularly the Underlying Bond Funds, are subject to interest rate risk. Changes in the market values of fixed income securities are largely a function of changes in the current level of interest rates. The value of an Underlying Fund’s investments in fixed income securities will typically change as the level of interest rates fluctuate. During periods of declining interest rates, the value of fixed income securities generally rise. Conversely, during periods of rising interest rates, the value of fixed income securities generally decline.

“Duration” is one measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Accordingly, Underlying Bond Funds with longer average portfolio durations (e.g., PIMCO Long-Term U.S. Government Fund) will generally be more sensitive to changes in interest rates than Funds with shorter average portfolio durations (e.g., PIMCO Money Market, PIMCO Short-Term and PIMCO Low Duration Funds). Also, some portfolios (e.g., those with mortgage-backed and other prepayable securities) have changing durations and may have increasing durations precisely when that is least advantageous (i.e., when interest rates are rising).

Many Underlying Funds, including most of the Underlying Bond Funds, may invest in securities that are particularly sensitive to fluctuations in prevailing interest rates and have relatively high levels of interest rate risk. These include various mortgage-related securities (for instance, the interest-only or “IO” class of a stripped mortgage-backed security) and “zero coupon” securities (fixed income securities, including certain U.S. Government securities, that do not make periodic interest payments and are purchased at a discount from their value at maturity).

PIMCO Asset Allocation Fund Prospectus	17

Credit Risk

All of the Underlying Funds are subject to credit risk. This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflecting in credit ratings provided by rating agencies such as Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”).

The Underlying Funds that invest in fixed income securities (particularly the Underlying Bond Funds) are subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the Underlying Fund’s share price and income level. Nearly all fixed income securities are subject to some credit risk, whether the issuers of the securities are corporations, states and local governments or foreign governments. Even certain U.S. Government securities are subject to credit risk.

High Yield Risk

High yield securities (commonly known as “junk bonds”) are fixed income securities rated lower than Baa by Moody’s or BBB by S&P, or unrated securities determined to be of comparable quality. Underlying Bond Funds which invest in high yield securities (in particular, PIMCO High Yield and PIMCO Emerging Markets Bond Funds) may be subject to greater levels of interest rate, credit and liquidity risk than Funds that invest exclusively in higher quality fixed income securities (e.g., PIMCO Money Market and PIMCO Long-Term U.S. Government Funds). These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments (credit risk). These securities may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality fixed income securities. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce an Underlying Bond Fund’s ability to sell them (liquidity risk).

Mortgage Risk

Most of the Underlying Bond Funds may invest in mortgage-related securities. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, an Underlying Fund that holds mortgage-related securities may exhibit additional volatility. This is sometimes referred to as extension risk. In addition, mortgage-related securities may involve special risks relating to unanticipated rates of prepayment on the mortgages underlying the securities. This is sometimes referred to as prepayment risk. Declining interest rates may tend to increase prepayments, and these prepayments would have to be reinvested at the then-prevailing lower interest rates. Therefore, an Underlying Fund that holds mortgage-related securities may have less potential for capital appreciation during periods of declining interest rates than Funds that invest in other types of fixed income securities of similar maturities.

18	PIMCO Asset Allocation Fund Prospectus

Management Risk

Each Underlying Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, Pacific Investment Management Company LLC (“Pacific Investment Management Company”), and the sub-advisers and individual portfolio managers of the Underlying Funds will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that they will produce the desired results.

A Note on PIMCO StocksPLUS Fund

The Fund may invest in PIMCO StocksPLUS Fund. While the investment objective of that Fund is to achieve a total return which exceeds the total return performance of the S&P 500 Index, it does so by investing substantially all of its assets in a combination of equity-based (S&P 500 Index) derivative instruments, backed by a portfolio of fixed income securities. Consequently, the risks of investing in the Fund include derivatives risk and the risks generally associated with the Underlying Bond Funds. To the extent that the Fund invests in S&P 500 Index derivatives backed by a portfolio of fixed income securities, under certain conditions, generally in a market where the value of both S&P 500 Index derivatives and fixed income securities are declining, the Fund may experience greater losses than would be the case if it were to invest directly in a portfolio of S&P 500 Index stocks.

PIMCO Asset Allocation Fund Prospectus	19

Investment Objectives and Principal Investment Strategies

The Fund seeks long-term capital appreciation and current income. Under normal conditions, approximately 60% (range of 50%-70%) of the Fund’s assets will be allocated among Underlying Stock Funds and 40% (range of 30%-50%) among Underlying Bond Funds. The Fixed Income portion may include a money market component through investments in PIMCO Money Market Fund. There can be no assurance that the investment objective of the Fund will be achieved. Because the market value of the Fund’s investments will change, the net asset value per share of the Fund will also vary.

The Fund is intended for investors who prefer to have their asset allocation decisions made by professional money managers. The Fund seeks to achieve its investment objective by investing within specified equity and fixed income ranges among the Underlying Funds. Each Underlying Fund is a series of the Trust or PIMCO Funds: Pacific Investment Management Series and is managed by the Adviser and/or its affiliates.

The Adviser serves as the investment adviser to the Fund and selects the Underlying Funds in which the Fund may invest. The Adviser’s Asset Allocation Committee determines how the Fund allocates and reallocates its assets among the Underlying Funds selected by the Adviser according to the Fund equity/fixed income allocation targets and ranges. Please see “Asset Allocation Strategies” in the Fund Summary above for a description of the allocation strategies and techniques used by the Committee.

The Fund invests all of its assets in Underlying Funds and may invest in any or all of the Funds. However, it is expected that the Fund will invest in only some of the Underlying Funds at any particular time. The Fund’s investment in a particular Underlying Fund may exceed 25% of the Fund’s total assets. To the extent that the Fund invests a significant portion of its assets in an Underlying Fund, it will be particularly sensitive to the risks associated with that Fund. The particular Underlying Funds in which the Fund may invest, the equity and fixed income allocation targets and ranges specified above, and the percentage of the Fund’s assets invested from time to time in any Underlying Fund or combination of Funds may be changed from time to time without the approval of the Fund’s shareholders. The Fund is also subject to certain investment restrictions that are described under “Investment Restrictions” in the Statement of Additional Information. In addition, not all Underlying Funds may be available for investment at all times.

20	PIMCO Asset Allocation Fund Prospectus

Equity Portion of the Fund

The equity portion of the Fund will be allocated among a number of Underlying Stock Funds which represent a broad range of equity-based asset classes and sub-classes and a variety of investment objectives and strategies. By allocating assets among these Funds, the equity portion of the Fund can be diversified in multiple ways, including the following:

By Investment Style/Category

•	Growth
•	Blend (Broad Market)
•	Value
•	Enhanced Index
•	Sector-Related

By Region

•	U.S. Equities
•	International Developed Markets Equities
•	International Emerging Markets Equities

By Size

•	Large-Cap
•	Mid-Cap
•	Small-Cap

For a description of the Underlying Stock Funds and their investment objectives and strategies, please see “Underlying Funds.”

Fixed Income Portion of the Fund

The fixed income portion of the Fund will be allocated among a number of Underlying Bond Funds which represent a broad range of fixed income-based asset classes and sub-classes and a variety of investment objectives and strategies. By allocating assets among these Funds, the fixed income portion of the Fund can be diversified in multiple ways, including the following:

By Sector/Investment Specialty

•	Governments
•	Mortgages
•	Corporate
•	Inflation-Indexed

PIMCO Asset Allocation Fund Prospectus	21

By Region

•	U.S. Fixed Income
•	Developed Foreign Fixed Income
•	Emerging Markets Fixed Income

By Credit Quality

•	Investment Grade/Money Market
•	Medium Grade
•	High Yield

By Duration

•	Long-Term
•	Intermediate-Term
•	Short-Term

For a description of the Underlying Bond Funds and their investment objectives and strategies, please see “Underlying Funds.”

Temporary Defensive Strategies

In response to unfavorable market and other conditions, the Fund may invest up to 100% of its assets in PIMCO Money Market Fund (and may deviate from its asset allocation range) for temporary defensive purposes. The Fund may also borrow money for temporary or emergency purposes. These temporary strategies would be inconsistent with the Fund’s investment objective and principal investment strategies and may adversely affect the Fund’s ability to achieve its investment objective.

Portfolio Turnover

A change in the securities held by the Fund is known as “portfolio turnover.” Because the Adviser does not expect to reallocate the Fund’s assets among the Underlying Funds on a frequent basis, the portfolio turnover rates for the Fund are expected to be modest (i.e., less than 25%) in comparison to most mutual funds. However, the Fund indirectly bears the expenses associated with portfolio turnover of the Underlying Funds, a number of which have fairly high portfolio turnover rates (i.e., in excess of 100%). High portfolio turnover involves correspondingly greater expenses to an Underlying Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Shareholders in the Fund may also bear expenses directly or indirectly through sales of securities held by the Fund and the Underlying Funds which result in realization of taxable capital gains. To the extent such gains relate to securities held for twelve months or less, such gains will be short-term capital gains taxed at ordinary income tax rates when distributed to shareholders who are individuals. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance and the return to shareholders.

22	PIMCO Asset Allocation Fund Prospectus

Changes in Investment Objectives and Policies

The investment objective, equity/fixed income allocation targets and ranges, and, unless otherwise noted, other investment policies of the Fund described in this Prospectus may be changed by the Board of Trustees without shareholder approval. If there is a change in the Fund’s investment objective, allocation target or range, or other investment policies, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial positions and needs.

PIMCO Asset Allocation Fund Prospectus	23

Underlying Funds

The Fund invests all of its assets in Underlying Funds. Accordingly, the Fund’s investment performance depends upon a favorable allocation among the Underlying Funds as well as the ability of the Underlying Funds to achieve their objectives. There can be no assurance that the investment objective of any Underlying Fund will be achieved. Shares of the Underlying Funds are not offered in this Prospectus.

Advisory Arrangements for the Underlying Funds

The Adviser, a wholly owned indirect subsidiary of Allianz Dresdner Asset Management of America L.P. (“ADAM of America”), serves as investment adviser for each of the Underlying Stock Funds, except that its affiliate, Pacific Investment Management Company, is the sole investment adviser to PIMCO StocksPLUS Fund. The Adviser retains sub-advisory firms to manage the portfolios of other Underlying Stock Funds. These firms include Cadence Capital Management LLC, RCM Capital Management LLC, NFJ Investment Group L.P. and PEA Capital LLC. Each sub-advisory firm is an affiliate of the Adviser and Pacific Investment Management Company. Pacific Investment Management Company is the sole investment adviser to each of the Underlying Bond Funds. For a complete description of the advisory and sub-advisory arrangements for the Underlying Funds, please see the Statement of Additional Information and the Underlying Fund prospectuses, which are incorporated herein by reference and are available free of charge by telephoning the Distributor at 1-800-426-0107.

Underlying Stock Funds

The following provides a concise description of the investment objective, main investments and other information about each Underlying Stock Fund. For a complete description of these Funds, please see the Underlying Fund prospectuses, which are incorporated herein by reference and are available free of charge by telephoning the Distributor at 1-800-426-0107.

24	PIMCO Asset Allocation Fund Prospectus

PIMCO Fund	Investment Objective	Main Investments	Approximate Number of Holdings	Approximate Capitalization Range

Growth Stock Funds
PEA Growth	Long-term growth of capital; income is an incidental consideration	Common stocks of companies with market capitalizations of at least $5 billion	35–50	At least $5 billion

PEA Target	Capital appreciation; no consideration is given to income	Common stocks of companies with market capitalizations of between $1 billion and $10 billion	up to 100	Between $1 billion and $10 billion

PEA Opportunity	Capital appreciation; no consideration is given to income	Common stocks of companies with market capitalizations of less than $2 billion	80–120	Less than $2 billion

RCM Tax-Managed Growth	After-tax growth of capital	A broadly diversified portfolio of equity securities of U.S. issuers	25–65	All capitalizations

StocksPLUS	Total return that exceeds that of the S&P 500 Index	S&P 500 stock index derivatives backed by a portfolio of short-term fixed-income securities	N/A	N/A

RCM Large-Cap Growth	Long-term capital appreciation	Large capitalization equity securities	45–85	At least $3 billion

RCM Mid-Cap	Long-term capital appreciation	Small to medium capitalization equity securities	85–125	Same as the Russell Mid-Cap Growth Index

Blend Stock Funds
CCM Capital Appreciation	Growth of capital	Common stocks of companies with market capitalizations of at least $1 billion that have improving fundamentals and whose stock is reasonably valued by the market	75–95	At least $1 billion

CCM Mid-Cap	Growth of capital	Common stocks of companies with medium market capitalizations (more than $500 million, but excluding the 200 largest capitalization companies)	75–95	More than $500 million (excluding the 200 largest capitalization companies)

CCM Emerging Companies	Long-term growth of capital	Common stocks of companies with market capitalizations that rank in the lower 50% of the Russell 2000 Index (but at least $100 million) that have improving fundamentals and whose stock is reasonably valued by the market	75–95	Lower 50% of the Russell 2000 Index (but at least $100 million)

PIMCO Asset Allocation Fund Prospectus	25

PIMCO Fund	Investment Objective	Main Investments	Approximate Number of Holdings	Approximate Capitalization Range

Value Stock Funds
PEA Renaissance	Long-term growth of capital and income	Common stocks of companies with below-average valuations whose business fundamentals are expected to improve	50–90	All capitalizations

PEA Value	Long-term growth of capital and income	Common stocks of companies with market capitalizations of more than $5 billion and below average valuations whose business fundamentals are expected to improve	35–60	More than $5 billion

NFJ Small-Cap Value	Long-term growth of capital and income	Common stocks of companies with market capitalizations of between $100 million and $1.8 billion and below-average price-to-earnings ratios relative to the market and their industry groups	100-150	Between $100 million and $1.8 billion

International Stock Funds
RCM International Growth Equity	Long-term capital appreciation	Equity securities of issuers located in at least ten different countries	75–115	All capitalizations

Sector-Related Stock Funds
PEA Innovation	Capital appreciation; no consideration is given to income	Common stocks of technology-related issuers with market capitalizations of more than $200 million	40–70	More than $200 million

RCM Global Technology	Long-term capital appreciation	Equity securities of technology-related issuers located in at least three different countries	65–105	At least $500 million

26	PIMCO Asset Allocation Fund Prospectus

Underlying Bond Funds

The investment objective of each Underlying Bond Fund (except as provided below) is to seek to realize maximum total return, consistent with preservation of capital and prudent investment management. The “total return” sought by most of the Underlying Bond Funds will consist of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The investment objective of PIMCO Real Return Fund is to seek to realize maximum real return, consistent with preservation of real capital and prudent investment management. “Real return” is a measure of the change in purchasing power of money invested in a particular investment after adjusting for inflation. The investment objective of each of PIMCO Money Market Fund and PIMCO Short-Term Fund is to seek to obtain maximum current income, consistent with preservation of capital and daily liquidity. PIMCO Money Market Fund also attempts to maintain a stable net asset value of $1.00 per share, although there can be no assurance that it will be successful in doing so.

The following provides a concise description of the main investments of and other information relating to each Underlying Bond Fund. For a complete description of these Funds, please see the Underlying Fund prospectus for PIMCO Funds: Pacific Investment Management Series, which is incorporated herein by reference and is available free of charge by telephoning the Distributor at 1-800-927-4648.

PIMCO Fund	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)

Short Duration Bond Funds
PIMCO Money Market	Money market instruments	≤90 days dollar- weighted average maturity	Min 95% Prime 1; ≤5% Prime 2	0%

PIMCO Short-Term	Money market instruments and short maturity fixed income securities	0–1 yr	B to Aaa; max 10% below Baa	0–5%

PIMCO Low Duration	Short maturity fixed income securities	1–3 yrs	B to Aaa; max 10% below Baa	0–20%

PIMCO Asset Allocation Fund Prospectus	27

PIMCO Fund	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)

Intermediate Duration Bond Funds
PIMCO High Yield	Higher yielding fixed income securities	2–6 yrs	B to Aaa; min 80% below Baa	0–15%(3)

PIMCO Moderate Duration	Short and intermediate maturity fixed income securities	2–5 yrs	B to Aaa; max 10% below Baa	0–20%

PIMCO Total Return	Intermediate maturity fixed income securities	3–6 yrs	B to Aaa; max 10% below Baa	0–20%

PIMCO Total Return II	Intermediate maturity fixed income securities with quality and non-U.S. issuer restrictions	3–6 yrs	Baa to Aaa	0%

Long Duration Bond Funds
PIMCO Long-Term U.S. Government	Long-term maturity fixed income securities	≥8 yrs	A to Aaa	0%

International Bond Funds
PIMCO Global Bond	U.S. and non-U.S. intermediate maturity fixed income securities	3–7 yrs	B to Aaa; max 10% below Baa	25–75%(4)

PIMCO Foreign Bond	Intermediate maturity hedged non-U.S. fixed income securities	3–7 yrs	B to Aaa; max 10% below Baa	≥80%(4)

PIMCO Emerging Markets Bond	Emerging market fixed income securities	0–8 yrs	Max 15% below B	≥80%(4)

Real Return Bond Funds
PIMCO Real Return	Inflation-indexed fixed income securities	+/- 2 years of its Index	B to Aaa; max 10% below Baa	0–20%

1. As rated by Moody’s Investors Service, Inc., or equivalently rated by Standard & Poor’s Rating Services, or if unrated, determined by Pacific Investment Management Company to be of comparable quality.

2. Each Underlying Bond Fund (except PIMCO Long-Term U.S. Government Fund) may invest beyond these limits in U.S. dollar-denominated securities of non-U.S. issuers.

3. The percentage imitation relates to euro-denominated securities.

4. The percentage limitation relates to securities of non-U.S. issuers denominated in any currency.

28	PIMCO Asset Allocation Fund Prospectus

Each Underlying Bond Fund invests at least 65% (80% for some Underlying Bond Funds) of its assets in the following types of securities, which, unless provided above, may be issued by domestic or foreign entities and denominated in U.S. dollars or foreign currencies: securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. Government securities”); corporate debt securities, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or “indexed” securities, event-linked bonds and loan participations; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities.

Other Investment Practices of the Underlying Funds

In addition to purchasing the securities listed above under “Main Investments,” some or all of the Underlying Funds may to varying extents: lend portfolio securities; enter into repurchase agreements and reverse repurchase agreements; purchase and sell securities on a when-issued or delayed delivery basis; enter into forward commitments to purchase securities; purchase and write call and put options on securities and securities indexes; enter into futures contracts, options on futures contracts and swap agreements; invest in foreign securities; and buy or sell foreign currencies and enter into forward foreign currency contracts. These and the other types of securities and investment techniques used by the Underlying Funds all have attendant risks. The Fund is indirectly subject to some or all of these risks to varying degrees because it invests all of its assets in the Underlying Funds. For further information concerning the investment practices of and risks associated with the Underlying Funds, please see “Investment Objectives and Policies” in the Statement of Additional Information and the Underlying Fund prospectuses, which are incorporated herein by reference and are available free of charge by telephoning the Distributor at 1-800-927-4648.

Additional Un-
derlying Funds

In addition to the Funds listed above, the Fund may invest in additional Underlying Funds, including those that may become available for investment in the future, at the discretion of the Adviser and without shareholder approval.

PIMCO Asset Allocation Fund Prospectus	29

Other Risk Information

Potential Conflicts of Interest

The Adviser has broad discretion to allocate and reallocate the Fund’s assets among the Underlying Funds consistent with the Fund’s investment objectives and policies and asset allocation targets and ranges. Although the Adviser does not charge an investment advisory fee for its asset allocation services, the Adviser and its affiliates indirectly receive fees (including investment advisory and administrative fees) from the Underlying Funds in which the Fund invests. In this regard, the Adviser has a financial incentive to invest the Fund’s assets in Underlying Funds with higher fees than other Funds, even if it believes that alternate investments would better serve the Fund’s investment program. The Adviser is legally obligated to disregard that incentive in making asset allocation decisions for the Fund. The Trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Fund and the Underlying Funds of the Trust.

30	PIMCO Asset Allocation Fund Prospectus

Management of the Fund

Investment Adviser and Administrator

PIMCO Advisors Fund Management LLC (“PIMCO Advisors Fund Management” or the “Adviser”) serves as the investment adviser and the administrator (serving in its capacity as administrator, the “Administrator”) for the Fund. Subject to the supervision of the Board of Trustees, the Adviser is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund’s business affairs and other administrative matters.

The Adviser is located at 1345 Avenue of the Americas, New York, New York 10105. Organized in 2000, the Adviser provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. The Adviser is a wholly owned indirect subsidiary of ADAM of America. As of December 31, 2003, the Adviser and its investment management affiliates had approximately $469 billion in assets under management.

The Adviser has retained its affiliate, Pacific Investment Management Company, to provide various administrative and other services required by the Fund in its capacity as sub-administrator. The Adviser and the sub-administrator may retain other affiliates to provide certain of these services.

Asset Allocation Committee

The Adviser selects the Underlying Funds in which the Fund may invest. The Adviser’s Asset Allocation Committee is responsible for determining how the Fund’s assets are allocated and reallocated from time-to-time among the Underlying Funds selected by the Adviser. The following provides information about the individuals who comprise the Asset Allocation Committee and are primarily responsible for making asset allocation and other investment decisions for the Fund.

Asset Allocation Committee Member	Since	Recent Professional Experience

Mark Phelps	June, 2002	Chief Investment Officer of RCM Capital Management LLC (“RCM”) and International Equities Team and member of RCM’s overall global asset allocation committee. He joined RCM in 1985 and is a Managing Director and Portfolio Manager.

Lee R. Thomas, III	June, 2002	Managing Director and senior member of Pacific Investment Management Company’s portfolio management and investment strategy groups. He also oversees the firm’s international portfolio management team. He joined Pacific Investment Management Company in 1995.

PIMCO Asset Allocation Fund Prospectus	31

Asset Allocation Committee Member	Since	Recent Professional Experience

Ara J. Jelalian, CFA	November, 2002	Director, Portfolio Manager of International/Global Equities at RCM. Mr. Jelalian is a senior member of the International Equity Team and is responsible for both portfolio and product management. In addition to managing specialty portfolios, he also leads the product enhancement and development effort. He joined RCM in 1998 after seven years with Capital Resources (formerly SEI Capital Resources), where he held positions as Managing Director of Research and Director of International Research. Prior to SEI, he spent seven years as an International Economist with First Chicago Corporation, where he analyzed and forecast macroeconomic and financial trends in the major industrialized countries and consulted the bank's clients and money management group (now UBS Brinson) on international markets.

Advisory Fees

The Fund does not pay any fees to the Adviser under the Trust’s investment advisory agreement in return for the advisory and asset allocation services provided by the Adviser. The Fund does, however, indirectly pay its proportionate share of the advisory fees paid to the Adviser and Pacific Investment Management Company by the Underlying Funds in which the Fund invests. See “Underlying Fund Expenses” below.

Administrative Fees

The Fund pays for the administrative services it requires under a fee structure which is essentially fixed. Class A, Class B and Class C shareholders of the Fund pay an administrative fee to PIMCO Advisors Fund Management, computed as a percentage of the Fund’s assets attributable in the aggregate to those classes of shares. PIMCO Advisors Fund Management, in turn, provides or procures administrative services for Class A, Class B and Class C shareholders and also bears the costs of most third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Fund does bear other expenses which are not covered under the administrative fee which may vary and affect the total level of expenses paid by Class A, Class B and Class C shareholders, such as brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, and fees and expenses of the Trust’s disinterested Trustees.

The Fund pays monthly administrative fees to the Adviser at an annual rate of 0.40% based on the average daily net assets attributable in the aggregate to the Fund’s Class A, Class B and Class C shares up to $2.5 billion, and 0.35% based on such average daily net assets in excess of $2.5 billion. The Fund also indirectly pays its proportionate share of the administrative fees charged by the Ad -

32	PIMCO Asset Allocation Fund Prospectus

viser and Pacific Investment Management Company to the Underlying Funds in which the Fund invests. See “Underlying Fund Expenses” below.

Underlying Fund Expenses

The expenses associated with investing in a “fund of funds,” such as the Fund, are generally higher than those for mutual funds that do not invest primarily in other mutual funds. This is because shareholders in a “fund of funds” indirectly pay a portion of the fees and expenses charged at the underlying fund level.

The Fund is structured in the following ways to lessen the impact of expenses incurred at the Underlying Fund level:

•	The Fund does not pay any fees for asset allocation or advisory services under the Trust’s investment advisory agreement.

•	The Underlying Funds invest in Institutional Class shares of the Underlying Funds, which are not subject to any sales charges or 12b-1 fees.

The following table summarizes the annual expenses borne by Institutional Class shareholders of the Underlying Funds (based on expenses incurred during the most recent fiscal year). Because the Fund invests in Institutional Class shares of the Underlying Funds, shareholders of the Fund indirectly bear a proportionate share of these expenses, depending upon how the Fund’s assets are allocated from time to time among the Underlying Funds. See “Fees and Expenses of the Fund” in the Fund Summary above.

PIMCO Asset Allocation Fund Prospectus	33

	Annual Underlying Fund Expenses (Based on the average daily net assets attributable to a Fund’s Institutional Class shares):

Underlying Fund	Advisory Fees	Administrative Fees	Other Expenses	Total Fund Operating Expenses

PEA Growth	0.50%	0.25%	0.01%	0.76%

PEA Target	0.55	0.25	0.01	0.81

PEA Opportunity	0.65	0.25	0.01	0.91

RCM Tax-Managed Growth	0.60	0.30	0.01	0.91

RCM Large-Cap Growth	0.45	0.30	0.00	0.75

RCM Mid-Cap	0.47	0.30	0.01	0.78

CCM Capital Appreciation	0.45	0.25	0.00	0.70

CCM Mid-Cap	0.45	0.25	0.00	0.70

CCM Emerging Companies	1.25	0.25	0.00	1.50

PEA Renaissance	0.60	0.25	0.01	0.86

PEA Value	0.45	0.25	0.00	0.70

NFJ Small-Cap Value	0.60	0.25	0.00	0.85

PIMCO StocksPLUS	0.40	0.25	0.00	0.65

RCM International Growth Equity	0.50	0.50	0.09	1.09

PEA Innovation	0.65	0.25	0.00	0.90

RCM Global Technology	0.95	0.40	0.01	1.36

PIMCO Money Market	0.15	0.20	0.00	0.35

PIMCO Short-Term	0.25	0.20	0.00	0.45

PIMCO Low Duration	0.25	0.18	0.00	0.43

PIMCO Moderate Duration	0.25	0.20	0.00	0.45

PIMCO Total Return	0.25	0.18	0.00	0.43

PIMCO Total Return II	0.25	0.25	0.00	0.50

PIMCO Long-Term U.S. Government	0.25	0.25	0.00	0.50

34	PIMCO Asset Allocation Fund Prospectus

	Annual Underlying Fund Expenses (Based on the average daily net assets attributable to a Fund’s Institutional Class shares):

Underlying Fund	Advisory Fees	Administrative Fees	Other Expenses	Total Fund Operating Expenses

PIMCO Global Bond	0.25%	0.30%	0.01%	0.56%

PIMCO Foreign Bond	0.25	0.25	0.00	0.50

PIMCO Emerging Markets Bond	0.45	0.40	0.02	0.87

PIMCO High Yield	0.25	0.25	0.00	0.50

PIMCO Real Return	0.25	0.20	0.02	0.47

Distributor

The Trust’s Distributor is PIMCO Advisors Distributors LLC, an affiliate of the Adviser. The Distributor, located at 2187 Atlantic Street, Stamford CT 06902, is a broker-dealer registered with the Securities and Exchange Commission.

Regulatory and Litigation Matters

On February 10, 2004, the Trust’s Independent Trustees informed PEA Capital LLC (“PEA Capital”) of certain conclusions they had reached following an extensive independent investigation into certain short-term trading in Underlying Funds sub-advised by PEA Capital. On February 16, 2004, PEA Capital agreed to pay approximately $1.6 million to the Underlying Funds involved. This amount represents profits that would otherwise have been realized by Underlying Fund shareholders as well as PEA Capital’s decision to rebate all fees earned on assets of the short-term trader invested in the Underlying Funds and other collective investment advisory vehicles managed by PEA Capital. The PEA Capital payments were not greater than or equal to ½ of 1% of the net asset value of any Underlying Fund.

On February 12, 2004, the staff of the Securities and Exchange Commission (the “Commission”) informed PIMCO Advisors Fund Management and PEA Capital that it intended to recommend that the Commission bring civil and administrative actions against PIMCO Advisors Fund Management and PEA Capital seeking a permanent injunction against violations of certain provisions of the federal securities laws, disgorgement plus prejudgment interest and civil penalties in connection with the Commission staff’s investigation of “market timing” and related trading activities. There is a substantial likelihood that the Commission will bring these actions. On February 17, 2004, the Attorney General of the State of New Jersey filed a complaint alleging, among other things, that PEA Capital, Pacific Investment Management Company, PIMCO Advisors Distributors LLC (“PAD”) and certain affiliates had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund, the PEA Target Fund, the PIMCO High Yield Fund and the PIMCO Real Return Fund. PIMCO Advisors Fund Management, PEA Capital, Pacific Investment Management Company, PAD, the Fund, various of the Underlying Funds and their sub-advisers and certain of their affiliates have also been

PIMCO Asset Allocation Fund Prospectus	35

named as defendants in a putative class action lawsuit filed in U.S. District Court, District of New Jersey, on February 20, 2004, relating to the same facts that are the subject of these regulatory proceedings. The lawsuit seeks unspecified compensatory damages.

In November 2003, the Commission settled an enforcement action against an unaffiliated broker-dealer relating to the undisclosed receipt of fees from certain mutual fund companies in return for preferred marketing of their funds and announced that it would be investigating mutual funds and their distributors generally with respect to compensation arrangements relating to the sale of mutual fund shares. In that connection, PIMCO Advisors Fund Management, Pacific Investment Management Company, PAD and other affiliates are under investigation by the Commission relating to directed brokerage and revenue-sharing arrangements. PIMCO Advisors Fund Management, PEA Capital, Pacific Investment Management Company, the Fund, various of the Underlying Funds and their sub-advisers and certain of their affiliates also have been named as defendants in a putative class action lawsuit that challenges the Fund’s and the Underlying Funds’ brokerage and distribution arrangements, including revenue sharing arrangements. The complaint, filed in U.S. District Court, District of Connecticut, on February 17, 2004, generally alleges that the Fund’s and the Underlying Funds’ investment advisers inappropriately used fund assets to pay brokers to promote the Fund and the Underlying Funds by directing Underlying Fund brokerage transactions to such brokers and did not fully disclose such arrangements to shareholders. The lawsuit seeks unspecified compensatory damages. In addition, the Attorney General of the State of California has publicly announced an investigation into the matters referenced above.

PIMCO Advisors Fund Management, Pacific Investment Management Company, the Underlying Fund sub-advisers, PAD and the Trust believe that other similar lawsuits may be filed in federal or state courts naming PIMCO Advisors Fund Management, Pacific Investment Management Company, the Underlying Fund sub-advisers, PAD, the Fund, the Underlying Funds and/or their affiliates. These suits may be commenced as putative class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the Fund or certain Underlying Funds during specified periods, or as derivative actions on behalf of the Fund or certain Underlying Funds.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions in the Fund or any of the Underlying Funds or other adverse consequences to the Fund or any of the Underlying Funds. However, PIMCO Advisors Fund Management, Pacific Investment Management Company, the Underlying Fund sub-advisers, PAD and the Trust believe that these matters will not have a material adverse effect on the Fund or on any of the Underlying Funds or on PIMCO Advisors Fund Management’s, Pacific Investment Management Company’s, the Underlying Funds’ sub-advisers’ or PAD’s ability to perform their respective investment advisory or distribution services relating to the Fund or any of the Underlying Funds.

The foregoing speaks only as of the date of this Prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated only if those developments are material.

36	PIMCO Asset Allocation Fund Prospectus

Investment Options — Class A, B and C Shares

The Trust offers investors Class A, Class B and Class C shares of the Fund in this Prospectus. Each class of shares is subject to different types and levels of sales charges and other fees than the other classes and bears a different level of expenses.

The class of shares that is best for you depends upon a number of factors, including the amount and the intended length of your investment. The following summarizes key information about each class to help you make your investment decision, including the various expenses associated with each class and the payments made to financial intermediaries for distribution and other services. More extensive information about the Trust’s multi-class arrangements is included in the PIMCO Funds Shareholders’ Guide for Class A, B, C and R Shares (the “Guide”), which is included as part of the Statement of Additional Information and can be obtained free of charge from the Distributor. See “How to Buy and Sell Shares—PIMCO Funds Shareholders’ Guide” below.

Class A Shares

• You pay an initial sales charge of up to 5.50% when you buy Class A shares. The sales charge is deducted from your investment so that not all of your purchase payment is invested.

• You may be eligible for a reduction or a complete waiver of the initial sales charge under a number of circumstances. For example, you normally pay no sales charge if you purchase $1,000,000 or more of Class A shares. Please see the Guide for details.

• Class A shares are subject to lower 12b-1 fees than Class B or Class C shares. Therefore, Class A shareholders generally pay lower annual expenses and receive higher dividends than Class B or Class C shareholders.

• You normally pay no contingent deferred sales charge (“CDSC”) when you redeem Class A shares, although you may pay a 1% CDSC if you purchase $1,000,000 or more of Class A shares (and therefore pay no initial sales charge) and then redeem the shares during the first 18 months after your initial purchase. The Class A CDSC is waived for certain categories of investors and does not apply if you are otherwise eligible to purchase Class A shares without a sales charge. Please see the Guide for details.

• A redemption fee of 2.00% will generally apply to any shares that are exchanged or redeemed within 60 days of acquisition (including acquisition by exchange). See “How to Buy and Sell Shares—Redemption Fees.”

Class B Shares

• You do not pay an initial sales charge when you buy Class B shares. The full amount of your purchase payment is invested initially.

PIMCO Asset Allocation Fund Prospectus	37

• You normally pay a CDSC of up to 5% if you redeem Class B shares during the first six years after your initial purchase. The amount of the CDSC declines the longer you hold your Class B shares. You pay no CDSC if you redeem during the seventh year and thereafter. The Class B CDSC is waived for certain categories of investors. Please see the Guide for details.

• A redemption fee of 2.00% will generally apply to any shares that are exchanged or redeemed within 60 days of acquisition (including acquisition by exchange). See “How to Buy and Sell Shares—Redemption Fees.”

• Class B shares are subject to higher 12b-1 fees than Class A shares for the first eight years they are held. During this time, Class B shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

• Class B shares automatically convert into Class A shares after they have been held for eight years. After the conversion takes place, the shares are subject to the lower 12b-1 fees paid by Class A shares. (The conversion period for Class B shares purchased prior to January 1, 2002, is seven years.)

Class C Shares

• You do not pay an initial sales charge when you buy Class C shares. The full amount of your purchase payment is invested initially.

• You normally pay a CDSC of 1% if you redeem Class C shares during the first year after your initial purchase. The Class C CDSC is waived for certain categories of investors. Please see the Guide for details.

• A redemption fee of 2.00% will generally apply to any shares that are exchanged or redeemed within 60 days of acquisition (including acquisition by exchange). See “How to Buy and Sell Shares—Redemption Fees.”

• Class C shares are subject to higher 12b-1 fees than Class A shares. Therefore, Class C shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

• Class C shares do not convert into any other class of shares. Because Class B shares convert into Class A shares after eight years, Class C shares will normally be subject to higher expenses and will pay lower dividends than Class B shares if the shares are held for more than

Some or all of the payments described below are paid or “reallowed” to financial intermediaries. See the SAI and the Guide for details. The following provides additional information about the sales charges and other expenses associated with Class A, Class B and Class C shares.

Initial Sales Charges
— Class A
Shares

Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Fund is the net asset value (“NAV”) of the shares plus an initial sales charge. The initial sales

38	PIMCO Asset Allocation Fund Prospectus

charge varies depending upon the size of your purchase, as set forth below. No sales charge is imposed where Class A shares are issued to you pursuant to the automatic reinvestment of income dividends or capital gains distributions. For investors investing in Class A shares of the Fund through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor obtains the proper “breakpoint” discount.

Amount of Purchase	Initial Sales Charge as % of Net Amount Invested	Initial Sales Charge as % of Public Offering Price

$0–$49,999	5.82%	5.50%

$50,000–$99,999	4.71%	4.50%

$100,000–$249,999	3.63%	3.50%

$250,000–$499,999	2.56%	2.50%

$500,000–$999,999	2.04%	2.00%

$1,000,000 +	0.00%*	0.00%*

* As shown, investors that purchase $1,000,000 or more of the Fund’s Class A shares will not pay any initial sales charge on the purchase. However, purchasers of $1,000,000 or more of Class A shares may be subject to a CDSC of 1% if the shares are redeemed during the first 18 months after their purchase. See “CDSCs on Class A Shares” below.

Class B and Class C Shares

As discussed above, Class B and Class C shares of the Fund are not subject to an initial sales charge.

Contingent Deferred Sales Charges (CDSCs) — Class B and Class C Shares

Unless you are eligible for a waiver, if you sell (redeem) your Class B or Class C shares within the time periods specified below, you will pay a CDSC according to the following schedules. For investors investing in Class B or Class C shares of the Fund through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed.

Class B Shares

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge

First	5

Second	4

Third	3

Fourth	3

Fifth	2

Sixth	1

Seventh and thereafter	0*

* After the eighth year, Class B shares convert into Class A shares. As noted above, Class B shares purchased prior to January 1, 2002, convert into Class A shares after seven years.

PIMCO Asset Allocation Fund Prospectus	39

Class C Shares

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge

First	1

Thereafter	0

CDSCs on Class A Shares

Unless a waiver applies, investors who purchase $1,000,000 or more of Class A shares (and, thus, pay no initial sales charge) will be subject to a 1% CDSC if the shares are redeemed within 18 months of their purchase. The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without an initial sales charge or if you are eligible for a waiver of the CDSC. See “Reductions and Waivers of Initial Sales Charges and CDSCs” below.

How CDSCs are Calculated — Shares Purchased After December 31, 2001

Shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC. For the redemption of all other shares, the CDSC will be based on either your original purchase price or the then current net asset value of the shares being sold, whichever is lower. To illustrate this point, consider shares purchased at an NAV per share of $10. If the Fund’s NAV per share at the time of redemption is $12, the CDSC will apply to the purchase price of $10. If the NAV per share at the time of redemption is $8, the CDSC will apply to the $8 current NAV per share. CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account. In determining whether a CDSC is payable, the first-in first-out, or “FIFO,” method will be used to determine which shares are being redeemed.

For example, the following illustrates the operation of the Class B CDSC:

•	Assume that an individual opens an account and makes a purchase payment of $10,000 for 1,000 Class B shares of a Fund (at $10 per share) and that six months later the value of the investor’s account for that Fund has grown through investment performance to $11,000 ($11 per share). If the investor should redeem $2,200 (200 shares), a CDSC would be applied against $2,000 of the redemption (the purchase price of the shares redeemed, because the purchase price is lower than the current net asset value of such shares ($2,200)). At the rate of 5%, the Class B CDSC would be $100.

How CDSCs are Calculated — Shares Purchased On or Before December 31, 2001

For shares purchased on or before December 31, 2001, the manner of calculating the CDSC on Class B and Class C shares (and where applicable, Class A shares) differs from that described above. For these shares, a CDSC is imposed on redemptions of Class B and Class C shares (and where applicable, Class A shares) on the amount of the redemption which causes the current value of your

40	PIMCO Asset Allocation Fund Prospectus

account for the particular class of shares of a Fund to fall below the total dollar amount of your purchase payments subject to the CDSC. However, no CDSC is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of your account above the amount of the purchase payments subject to the CDSC. CDSCs are deducted from the proceeds of your redemption, not from amounts remaining in your account. In determining whether a CDSC is payable, it is assumed that the purchase payment from which the redemption is made is the earliest purchase payment for the particular class of shares in your account from which a redemption or exchange has not already been effected.

For example, the following illustrates the operation of the Class B CDSC on shares purchased on or before December 31, 2001:

•	Assume that an individual opens an account and makes a purchase payment of $10,000 for Class B shares of a Fund and that six months later the value of the investor’s account for that Fund has grown through investment performance and reinvestment of distributions to $11,000. The investor then may redeem up to $1,000 from that Fund ($11,000 minus $10,000) without incurring a CDSC. If the investor should redeem $3,000, a CDSC would be imposed on $2,000 of the redemption (the amount by which the investor’s account for the Fund was reduced below the amount of the purchase payment). At the rate of 5%, the Class B CDSC would be $100.

Shares that are received in an exchange will be subject to the same CDSC calculation as the shares exchanged. In other words, shares received in exchange for shares purchased on or before December 31, 2001 will be subject to the same manner of CDSC calculation as the shares exchanged.

Reductions and Waivers of Initial Sales Charges and CDSCs

The initial sales charges on Class A shares and the CDSCs on Class A, Class B and Class C shares may be reduced or waived under certain purchase arrangements and for certain categories of investors. Please see the Guide for details. The Guide is available free of charge from the Distributor. See “How to Buy and Sell Shares—PIMCO Funds Shareholders’ Guide” below.

Distribution and Servicing (12b-1) Plans

The Fund pays fees to the Distributor on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of Fund shares (“distribution fees”) and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts (“servicing fees”). These payments are made pursuant to Distribution and Servicing Plans (“12b-1 Plans”) adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940.

PIMCO Asset Allocation Fund Prospectus	41

There is a separate 12b-1 Plan for each class of shares offered in this Prospectus. Class A shares pay only servicing fees. Class B and Class C shares pay both distribution and servicing fees. The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of the Fund’s average daily net assets attributable to the particular class of shares):

All Portfolios	Servicing Fee	Distribution Fee

Class A	0.25%	None

Class B	0.25%	0.75%

Class C	0.25%	0.75%

Because 12b-1 fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than sales charges which are deducted at the time of investment. Therefore, although Class B and Class C shares do not pay initial sales charges, the distribution fees payable on Class B and Class C shares may, over time, cost you more than the initial sales charge imposed on Class A shares. Also, because Class B shares convert into Class A shares after they have been held for eight years (seven years for Class B shares purchased prior to January 1, 2002) and are not subject to distribution fees after the conversion, an investment in Class C shares may cost you more over time than an investment in Class B shares.

42	PIMCO Asset Allocation Fund Prospectus

How Fund Shares Are Priced

The net asset value (“NAV”) of the Fund’s Class A, Class B and Class C shares is determined by dividing the total value of the Fund’s investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

The assets of the Fund consist of shares of the Underlying Funds, which are valued at their respective NAVs at the time of valuation of the Fund’s shares. For purposes of calculating the NAV of Underlying Fund shares, portfolio securities and other assets of the Funds for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. The market value for NASDAQ National Market and SmallCap securities may also be calculated using the NASDAQ Official Closing Price (“NOCP”) instead of the last reported sales price. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to procedures established by the Board of Trustees of the Underlying Fund, with reference to other securities or indexes. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Fund’s Board of Trustees or persons acting at the Board’s direction.

Underlying Fund investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of an Underlying Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed. As a result, to the extent that the Fund invests in Underlying Funds that hold foreign securities, the NAV of the Fund’s shares may change at times when you can not purchase, redeem or exchange shares.

Fund and Underlying Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Underlying Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments as discussed below. Information that becomes known to the Underlying Funds or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

If market values are not readily available, instead of valuing securities in the usual manner, the Underlying Funds may value securities at fair value as determined in good faith by the Fund’s Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Underlying Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time an Underlying Fund’s NAV is calculated. With respect to certain foreign securities, the Underlying Funds may fair value securities using modeling tools provided by third-party vendors.

PIMCO Asset Allocation Fund Prospectus	43

How to Buy and Sell Shares

The following section provides basic information about how to buy, sell (redeem) and exchange shares of the Fund.

PIMCO Funds Shareholders’ Guide

More detailed information about the Trust’s purchase, sale and exchange arrangements for Fund shares is provided in the PIMCO Funds Shareholders’ Guide, which is included in the Statement of Additional Information and can be obtained free of charge from the Distributor by written request or by calling 1-800-426-0107. The Guide provides technical information about the basic arrangements described below and also describes special purchase, sale and exchange features and programs offered by the Trust, including:

•	Automated telephone and wire transfer procedures

•	Automatic purchase, exchange and withdrawal programs

•	Programs that establish a link from your Fund account to your bank account

•	Special arrangements for tax-qualified retirement plans

•	Investment programs which allow you to reduce or eliminate the initial sales charges on Class A shares

•	Categories of investors that are eligible for waivers or reductions of initial sales charges and CDSCs

Calculation of Share Price and Redemption Payments

When you buy shares of the Fund, you pay a price equal to the NAV of the shares, plus any applicable sales charge. When you sell (redeem) shares, you receive an amount equal to the NAV of the shares, minus any applicable CDSC or other fee. NAVs are determined at the close of regular trading (normally, 4:00 p.m., Eastern time) on the New York Stock Exchange on each day the New York Stock Exchange is open. See “How Fund Shares Are Priced” above for details. Generally, purchase and redemption orders for Fund shares are processed at the NAV next calculated after your order is received by the Distributor. There are certain exceptions where an order is received by a broker or dealer prior to the close of regular trading on the New York Stock Exchange and then transmitted to the Distributor after the NAV has been calculated for that day (in which case the order may be processed at that day’s NAV). Please see the Guide for details.

The Trust does not calculate NAVs or process orders on days when the New York Stock Exchange is closed. If your purchase or redemption order is received by the Distributor on a day when the New York Stock Exchange is closed, it will be processed on the next succeeding day when the New York Stock Exchange is open (at the succeeding day’s NAV).

44	PIMCO Asset Allocation Fund Prospectus

Buying Shares

You can buy Class A, Class B or Class C shares of the Fund in the following ways:

• Through your broker, dealer or other financial intermediary.  Your broker, dealer or other intermediary may establish higher minimum investment requirements than the Trust and may also independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through your broker, dealer or other intermediary will normally be held in your account with that firm.

• Directly from the Trust.  To make direct investments, you must open an account with the Distributor and send payment for your shares either by mail or through a variety of other purchase options and plans offered by the Trust.

If you wish to invest directly by mail, please send a check payable to PIMCO Advisors Distributors LLC, along with a completed application form to:

PIMCO Advisors Distributors LLC

P.O. Box 9688

Providence, RI 02940-0926

The Trust accepts all purchases by mail subject to collection of checks at full value and conversion into federal funds. You may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to PIMCO Advisors Distributors LLC and should clearly indicate your account number. Please call the Distributor at 1-800-426-0107 if you have any questions regarding purchases by mail.

The Distributor reserves the right to require payment by wire or U.S. bank check. The Distributor generally does not accept payments made by cash, temporary/starter checks, third-party checks, credit cards, traveler’s checks, credit card checks, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.

The Guide describes a number of additional ways you can make direct investments, including through the PIMCO Funds Auto-Invest and PIMCO Funds Fund Link programs. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107. See “PIMCO Funds Shareholders’ Guide” above.

The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. No share certificates will be issued unless specifically requested in writing.

An investor should invest in the Fund for long-term investment purposes only. The Trust reserves the right to refuse purchases if, in the judgment of the Adviser, the purchases would adversely affect a Fund and its shareholders. In particular, the Trust and the Adviser each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances.

PIMCO Asset Allocation Fund Prospectus	45

Investment Minimums

The following investment minimums apply for purchases of Class A, Class B and Class C shares:

Initial Investment	Subsequent Investments
$5,000	$100

Lower minimums may apply for certain categories of investors, including certain tax-qualified retirement plans, and for special investment programs and plans offered by the Trust, such as the PIMCO Funds Auto-Invest and PIMCO Funds Fund Link programs. Please see the Guide for details.

Small Account Fee

Because of the disproportionately high costs of servicing accounts with low balances, you will be charged a fee at the annual rate of $16 if your account balance for the Fund falls below a minimum level of $2,500, except for Uniform Gift to Minors, IRA, Roth IRA, employer-sponsored retirement plan accounts, Money Purchase and/or Profit Sharing plans, 401(k) plans, 403(b)(7) custodial accounts, SIMPLE IRAs, SEPs, SAR/SEPs, Auto-Invest and Auto-Exchange accounts, for which the limit is $1,000. (A separate custodial fee may apply to IRAs, Roth IRAs and other retirement accounts.) However, you will not be charged this fee if the aggregate value of all of your PIMCO Funds accounts is at least $50,000. Any applicable small account fee will be deducted automatically from your below-minimum Fund account in quarterly installments and paid to the Administrator. The Fund account will normally be valued, and any deduction taken, during the last five business days of each calendar quarter. Lower minimum balance requirements and waivers of the small account fee apply for certain categories of investors. Please see the Guide for details.

Minimum Account Size

Due to the relatively high cost to the Fund of maintaining small accounts, you are asked to maintain an account balance in the Fund in which you invest of at least the minimum investment necessary to open the particular type of account. If your balance for the Fund remains below the minimum for three months or longer, the Administrator has the right (except in the case of employer-sponsored retirement accounts) to redeem your remaining shares and close that Fund account after giving you 60 days to increase your balance. Your Fund account will not be liquidated if the reduction in size is due solely to a decline in market value of your Fund shares or if the aggregate value of all your PIMCO Funds accounts exceeds $50,000.

Exchanging Shares

You may exchange your Class A, Class B or Class C shares of the Fund for the same Class of shares of another series of the Trust or PIMCO Funds: Pacific Investment Management Series, subject to any restrictions on exchanges set forth in the applicable fund’s or series’ prospectus(es). Unless eligible for a waiver, shareholders who exchange (or redeem) shares of the Funds within 60 days of the acquisition will be subject to a Redemption Fee of 2.00% of the NAV of the shares exchanged.

46	PIMCO Asset Allocation Fund Prospectus

See “Redemption Fees” below. Shares are exchanged on the basis of their respective NAVs, minus the Redemption Fee, next calculated after your exchange order is received by the Distributor. Currently, the Trust does not charge any other exchange fees or charges. Exchanges are subject to the $5,000 minimum initial purchase requirements for the Fund, except with respect to tax-qualified programs and exchanges effected through the PIMCO Funds Auto-Exchange plan. In addition, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. If you maintain your account with the Distributor, you may exchange shares by completing a written exchange request and sending it to PIMCO Advisors Distributors LLC, P.O. Box 9688, Providence, RI 02940-0926. You can get an exchange form by calling the Distributor at 1-800-426-0107.

The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Adviser, the transaction would adversely affect a Fund and its shareholders. In particular, a pattern of transactions characteristic of “market-timing” strategies may be deemed by the Adviser to be detrimental to the Trust or the Fund. For example, the Trust may limit the number of “round trip” transactions an investor may make. An investor makes a “round trip” transaction when the investor purchases shares of the Fund, subsequently sells those shares (by way of a redemption or exchange) for shares of a different PIMCO Fund and then buys back (by way of a purchase or exchange) shares of the originally purchased Fund. The Trust has the right to refuse any exchange for any investor who completes (by making the exchange back into the shares of the originally purchased Fund) more than six round trip exchanges in any twelve-month period. Although the Trust has no current intention of terminating or modifying the exchange privilege other than as set forth in the preceding sentence, it reserves the right to do so at any time. Except as otherwise permitted by the Securities and Exchange Commission, the Trust will give you 60 days’ advance notice if it exercises its right to terminate or materially modify the exchange privilege with respect to Class A, B and C shares.

The Guide provides more detailed information about the exchange privilege, including the procedures you must follow and additional exchange options. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107. See “PIMCO Funds Shareholders’ Guide” above.

Selling Shares

You can sell (redeem) Class A, Class B or Class C shares of the Fund in the following ways:

• Through your broker, dealer or other financial intermediary.  Your broker, dealer or other intermediary may independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return.

PIMCO Asset Allocation Fund Prospectus	47

• Directly from the Trust by Written Request.  To redeem shares directly from the Trust by written request (whether or not the shares are represented by certificates), you must send the following items to the Trust’s Transfer Agent, PFPC, Inc., P.O. Box 9688, Providence, RI 02940-0926:

(1) a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent’s records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;

(2) for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under “Signature Guarantee” below;

(3) any share certificates issued for any of the shares to be redeemed (see “Certificated Shares” below); and

(4)  any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to the same requirements.

A signature guarantee is not required for redemptions requested by and payable to all shareholders of record for the account that is to be sent to the address of record for that account. To avoid delay in redemption or transfer, if you have any questions about these requirements you should contact the Transfer Agent in writing or call 1-800-426-0107 before submitting a request. Written redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Transfer Agent. You can not redeem your shares by written request to the Trust if they are held in broker “street name” accounts—you must redeem through your broker.

If the proceeds of your redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the Transfer Agent’s records, or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described under “Signature Guarantee” below. The Distributor may, however, waive the signature guarantee requirement for redemptions up to $2,500 by a trustee of a qualified retirement plan, the administrator for which has an agreement with the Distributor.

The Guide describes a number of additional ways you can redeem your shares, including:

•	Telephone requests to the Transfer Agent

•	PIMCO Funds Automated Telephone System (ATS)

•	Expedited wire transfers

48	PIMCO Asset Allocation Fund Prospectus

•	Automatic Withdrawal Plan

•	PIMCO Funds Fund Link

Unless you specifically elect otherwise, your initial account application permits you to redeem shares by telephone subject to certain requirements. To be eligible for ATS, expedited wire transfer, Automatic Withdrawal Plan, and Fund Link privileges, you must specifically elect the particular option on your account application and satisfy certain other requirements. The Guide describes each of these options and provides additional information about selling shares. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107.

Other than an applicable CDSC or the Redemption Fee, you will not pay any special fees or charges to the Trust or the Distributor when you sell your shares. However, if you sell your shares through your broker, dealer or other financial intermediary, that firm may charge you a commission or other fee for processing your redemption request.

Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Fund or the Underlying Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payments for more than seven days, as permitted by law.

Timing of Redemption Payments

Redemption proceeds will normally be mailed to the redeeming shareholder within seven calendar days or, in the case of wire transfer or Fund Link redemptions, sent to the designated bank account within one business day. Fund Link redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption proceeds may be withheld until the check has been collected, which may take up to 15 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer. Under unusual circumstances, the Trust may delay your redemption payments for more than seven days, as permitted by law.

Redemptions In Kind

The Trust has agreed to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. If your shares are redeemed in kind, you may incur transaction costs upon the disposition of the securities received in the distribution.

PIMCO Asset Allocation Fund Prospectus	49

Redemption Fees

Investors in Class A, Class B and Class C shares of the Fund will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 60 days of their acquisition (i.e., beginning on the 61st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. A new 60 day time period beings with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 40 days after the purchase of the Fund A shares, followed in 40 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange). In determining whether a redemption fee is payable, the first-in first-out, or “FIFO”, method will be used to determine which shares are being redeemed. The Redemption Fees may be waived for certain categories of investors, as described below.

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Fund to defray certain costs described below and are not paid to or retained by the Adviser or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

The purpose of the Redemption Fees is to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. The amount of a Redemption Fee represents the Adviser’s estimate of the costs reasonably anticipated to be incurred by the Fund and the Underlying Funds in connection with the purchase or sale of portfolio securities, including international stocks, associated with an investor’s redemption or exchange. These costs include brokerage costs, market impact costs (i.e., the increase in market prices which may result when a Fund purchases or sells thinly traded stocks) and the effect of “bid/asked” spreads in international markets. Transaction costs incurred when purchasing or selling stocks of companies in foreign countries, and particularly emerging market countries, may be significantly higher than those in more developed countries. This is due, in part, to less competition among brokers, underutilization of technology on the part of foreign exchanges and brokers, the lack of less expensive investment options (such as derivative instruments) and lower levels of liquidity in foreign and underdeveloped markets.

• Waiver of Redemption Fees.    Redemptions and exchanges by shareholders that are investing through qualified retirement plans such as 401(k) plans will not be subject to the Redemption Fee. In addition, redemptions and exchanges by shareholders that are investing through financial service firms that have not agreed to assess the Redemption Fees against such shareholders will not be subject to Redemption Fees. The Trust may waive the Redemption Fee in other circumstances. The Trust reserves the right to modify or eliminate Redemption Fee waivers at any time.

50	PIMCO Asset Allocation Fund Prospectus

Certificated Shares

If you are redeeming shares for which certificates have been issued, the certificates must be mailed to or deposited with the Trust, duly endorsed or accompanied by a duly endorsed stock power or by a written request for redemption. Signatures must be guaranteed as described under “Signature Guarantee” below. The Trust may request further documentation from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians. Your redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.

Signature Guarantee

When a signature guarantee is called for, a “medallion” signature guarantee will be required. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are the Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees from financial institutions which are not participating in one of theses programs will not be accepted. Please note that financial institutions participating in a recognized medallion program may still be ineligible to provide a signature guarantee for transactions of greater than a specified dollar amount. The Trust may change the signature guarantee requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemental prospectus.

Verification of Identity

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

1.	Name.
2.	Date of birth (for individuals).
3.	Residential or business street address.
4.	Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed on the previous page.

Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-referencing the identification information with a consumer report or other elec -

PIMCO Asset Allocation Fund Prospectus	51

tronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Fund’s prospectus and each annual and semi-annual report will be mailed to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents and your shares are held directly with the Trust, call the Trust at 1-800-426-0107. Alternatively, if your shares are held through a financial institution, please contact it directly. Within 30 days after receipt of your request by the Trust or financial institution, as appropriate, such party will begin sending you individual copies.

52	PIMCO Asset Allocation Fund Prospectus

Fund Distributions

The Fund distributes substantially all of its net investment income to shareholders in the form of dividends. You begin earning dividends on Fund shares the day after the Trust receives your purchase payment. Dividends paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares as a result of the distribution fees applicable to Class B and Class C shares. The Fund intends to declare and distribute income dividends to shareholders of record quarterly.

In addition, the Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

You can choose from the following distribution options:

•	Reinvest all distributions in additional shares of the same class of your Fund at NAV. This will be done unless you elect another option.

•	Invest all distributions in shares of the same class of another series of the Trust or PIMCO Funds: Pacific Investment Management Series which offers that class at NAV. You must have an account existing in the Fund or series selected for investment with the identical registered name. You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.

•	Receive all distributions in cash (either paid directly to you or credited to your account with your broker or other financial intermediary). You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.

You do not pay any sales charges on shares you receive through the reinvestment of Fund distributions.

If you elect to receive Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the Trust’s Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account.

For further information on distribution options, please contact your broker or call the Distributor at 1-800-426-0107.

PIMCO Asset Allocation Fund Prospectus	53

Tax Consequences

• Taxes on Fund distributions.  If you are subject to U.S. federal income tax, you will be subject to tax on Fund distributions whether you received them in cash or reinvested them in additional shares. For federal income tax purposes, Fund distributions will be taxable to you as either ordinary income or capital gains.

Fund dividends (i.e., distributions of investment income) are taxable to you as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions of gains from investments that the Fund owned for more than 12 months will generally be taxable to you as capital gains. Distributions of gains from investments that the Fund owned for 12 months or less will generally be taxable to you as ordinary income.

Fund distributions are taxable to you even if they are paid from income or gains earned by the Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of the Fund distribution, you will pay full price for the shares and may receive a portion of your investment back as a taxable distribution.

The Fund’s use of a fund of funds structure could affect the amount, timing and character of distributions to shareholders. See “Taxation—Distributions” in the Statement of Additional Information.

•	Taxes when you sell (redeem) or exchange your shares. Any gain resulting from the sale of Fund shares will generally be subject to federal income tax. When you exchange shares of the Fund’s for shares of another series of the Trust, the transaction will be treated as a sale of the first Fund’s shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

•	Recent Legislation. As you may be aware, President Bush recently signed the Job and Growth Tax Relief Reconciliation Act of 2003 (the Act). Among other provisions, the Act temporarily reduces long-term capital gain rates applicable to individuals and lowers the tax rate on some dividends. For taxable years beginning on or before December 31, 2008:

•	the long-term capital gain rate applicable to most shareholders will be 15% (with lower rates applying to taxpayers in the 10% and 15% ordinary income tax brackets); and

•

provided holding period and other requirements are met by the Fund, a regulated investment company may designate distributions of investment income derived from dividends of U.S. corporations and some foreign corporations as “qualified dividend income.” Qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided the same holding period and other requirements are met by the shareholder. If the Fund receives dividends from a regulated investment company designated by

54	PIMCO Asset Allocation Fund Prospectus

the regulated investment company as qualified dividend income, and the Fund meets holding period and other requirements with respect to the shares of that regulated investment company, the Fund may designate its distributions derived from those dividends as qualified dividend income.

Fund dividends representing distributions of interest income and net short term capital gains derived from a regulated investment company’s debt securities cannot be designated as qualified dividend income and will not qualify for the reduced rates.

As described in the Statement of Additional Information under the section captioned “Taxation,” the Fund is required to apply backup withholding to certain taxable distributions including, for example, distributions paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number. Under the Act, the backup withholding rate will be 28% for amounts paid through 2010 and 31% for amounts paid thereafter.

This section relates only to federal income tax consequences of investing in the Fund; the consequences under other tax laws may differ. You should consult your tax advisor as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Fund.

PIMCO Asset Allocation Fund Prospectus	55

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of Class A, Class B and Class C shares of the Fund since the class of shares was first offered. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund financial statements, are included in the Trust’s annual report to shareholders. The annual report is incorporated by reference in the Statement of Additional Information and is available free of charge upon request from the Distributor.

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income From Investment Operations	Dividends From Net Investment Income	Tax Basis Return of Capital

Class A
06/30/03	$9.24	$0.25	(a)	$0.03	(a)	$0.28	$(0.24)	$0.00
06/30/02	9.92	0.37	(a)	(0.80	)(a)	(0.43)	(0.25)	0.00
06/30/01	11.48	0.61	(a)	(0.80	)(a)	(0.19)	(0.59)	(0.09)
06/30/00	11.27	0.56	(a)	0.44	(a)	1.00	(0.35)	0.00
06/30/99(b)	10.00	0.31	(a)	1.23	(a)	1.54	(0.27)	0.00
Class B
06/30/03	9.21	0.18	(a)	0.04	(a)	0.22	(0.18)	0.00
06/30/02	9.90	0.32	(a)	(0.82	)(a)	(0.50)	(0.19)	0.00
06/30/01	11.46	0.53	(a)	(0.80	)(a)	(0.27)	(0.52)	(0.08)
06/30/00	11.25	0.48	(a)	0.44	(a)	0.92	(0.27)	0.00
06/30/99(b)	10.00	0.16	(a)	1.31	(a)	1.47	(0.22)	0.00
Class C
06/30/03	9.21	0.18	(a)	0.03	(a)	0.21	(0.17)	0.00
06/30/02	9.89	0.32	(a)	(0.81	)(a)	(0.49)	(0.19)	0.00
06/30/01	11.46	0.53	(a)	(0.81	)(a)	(0.28)	(0.52)	(0.08)
06/30/00	11.24	0.48	(a)	0.44	(a)	0.92	(0.26)	0.00
06/30/99(b)	10.00	0.18	(a)	1.29	(a)	1.47	(0.23)	0.00

*	Annualized
(a)	Per share amounts based upon average number of shares outstanding during the period.
(b)	Commenced operations on September 30, 1998.
(c)	Ratio of expenses to average net assets excluding underlying PIMCO Funds’ expenses in which the Fund invests.

56	PIMCO Asset Allocation Fund Prospectus

Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets(c)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$0.00	$(0.24)	$9.28	3.15%	$11,675	0.65%		2.86%		13%
0.00	(0.25)	9.24	(4.39)	4,867	0.65		3.77		24
(0.69)	(1.37)	9.92	(1.92)	3,044	0.65		5.65		39
(0.44)	(0.79)	11.48	9.15	2,170	0.65		4.96		44
0.00	(0.27)	11.27	15.50	2,196	0.65	*	3.76	*	39

0.00	(0.18)	9.25	2.44	15,617	1.40		2.10		13
0.00	(0.19)	9.21	(5.15)	10,675	1.40		3.29		24
(0.69)	(1.29)	9.90	(2.62)	5,038	1.40		4.90		39
(0.44)	(0.71)	11.46	8.36	4,415	1.40		4.21		44
0.00	(0.22)	11.25	14.83	3,653	1.40	*	1.92	*	39

0.00	(0.17)	9.25	2.40	39,761	1.40		2.10		13
0.00	(0.19)	9.21	(5.05)	32,778	1.40		3.34		24
(0.69)	(1.29)	9.89	(2.71)	13,349	1.40		4.90		39
(0.44)	(0.70)	11.46	8.41	10,376	1.40		4.22		44
0.00	(0.23)	11.24	14.82	9,826	1.40	*	2.14	*	39

PIMCO Asset Allocation Fund Prospectus	57

PIMCO Funds: Asset Allocation Fund

The Trust’s Statement of Additional Information (“SAI”) and annual and semi-annual reports to shareholders include additional information about the Fund. In addition, the current Trust prospectus and the prospectus of PIMCO Funds: Pacific Investment Management Series relating to Institutional Class shares of the Underlying Funds contain additional information about the Underlying Funds. The SAI, the financial statements included in the Fund’s most recent annual report to shareholders, and the Underlying Fund prospectuses are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Fund’s annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

The SAI includes the PIMCO Funds Shareholders’ Guide for Class A, B, C and R Shares, a separate booklet which contains more detailed information about Fund purchase, redemption and exchange options and procedures and other information about the Fund. You can get a free copy of the Guide together with or separately from the rest of the SAI.

You may get free copies of any of these materials, request other information about the Fund or the Underlying Funds, or make shareholder inquiries by calling 1-800-426-0107, or by writing to:

PIMCO Advisors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

You may review and copy information about the Trust, the Fund and the Underlying Funds, including the SAI and the Underlying Fund prospectuses, at the Securities and Exchange Commission’s public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR database on the Commission’s Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov. You may need to refer to the Trust’s file number under the Investment Company Act, which is 811-6161.

You can also visit our Web site at www.pimcoadvisors.com for additional information about the Fund and the Underlying Funds.

File No. 811-6161

58	PIMCO Asset Allocation Fund Prospectus

PIMCO Funds Asset Allocation Fund

Investment Adviser and Administrator	PIMCO Advisors Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105

Distributor	PIMCO Advisors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902-6896

Custodian	State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent	PFPC, Inc., P.O. Box 9688, Providence, RI 02940

Independent Accountants	PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

Legal Counsel	Ropes & Gray LLP, One International Place, Boston, MA 02110

For further information about the PIMCO Funds, call 1-800-426-0107 or visit our Web site at www.pimcoadvisors.com.

Not part of the Prospectus

Filed Pursuant to Rule 497(e).

File Nos. 33-36528 and 811-6161.

PIMCO Funds Prospectus

PIMCO Funds: Multi-Manager Series

December 31, 2003

(as revised,

February 27, 2004)

Share Classes Institutional and Administrative

This Prospectus describes PIMCO Asset Allocation Fund, an actively managed mutual fund offered by PIMCO Funds: Multi-Manager Series (the “Trust”).

The Fund invests in a diversified portfolio of other PIMCO Funds. This Prospectus explains what you should know about the Fund before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus	1

Table of Contents

Summary Information	3
Fund Summary	5
Summary of Principal Risks	8
Investment Objectives and Principal Investment Strategies	13
Underlying Funds	15
Other Risk Information	17
Management of the Fund	18
Investment Options — Institutional Class and Administrative Class Shares	21
Purchases, Redemptions and Exchanges	22
How Fund Shares Are Priced	26
Fund Distributions	27
Tax Consequences	27
Financial Highlights	30

2	PIMCO Funds: Multi-Manager Series

Summary Information

The Fund is intended for investors who prefer to have their asset allocation decisions made by professional money managers. The Fund has a distinct investment objective which it seeks to achieve by investing within specified equity and fixed income targets and ranges among certain Funds in the PIMCO Funds family. The Fund invests only in Funds in the PIMCO Funds family. The PIMCO Funds in which the Fund invests are called Underlying Funds or Funds in this Prospectus.

Some of the Underlying Funds invest primarily in equity securities and are called Underlying Stock Funds. Other Underlying Funds invest primarily in fixed income securities, including money market instruments, and are called Underlying Bond Funds.

The Fund seeks long-term capital appreciation and current income. Under normal conditions, approximately 60% (range of 50%-70%) of the Fund’s assets will be allocated among Underlying Stock Funds and 40% (range of 30%-50%) among Underlying Bond Funds. Other important characteristics are described in the Fund Summary beginning on page 5, and are discussed in greater detail under “Investment Objectives and Principal Investment Strategies.” A “Summary of Principal Risks” begins on page 8.

Risk/Return Comparison

An investor should choose the Fund based on personal investment objectives, investment time horizon, tolerance for risk and personal financial circumstances. Generally speaking, historical data suggests that the longer the time horizon, the greater the likelihood that the total return of a portfolio that invests primarily in equity securities will be higher than the total return of a portfolio that invests primarily in fixed income securities. However, an equity portfolio is generally subject to higher levels of overall risk and price volatility than a fixed income portfolio and is considered to be a more aggressive investment. Based on these assumptions, the Fund might be suitable for investors that have a medium-range time horizon, seek a balance of long-term capital appreciation potential and income and have medium tolerance for risk and volatility. Note that these assumptions may not be correct in future market conditions.

It is possible to lose money on an investment in the Fund. While the Fund provides a relatively high level of diversification in comparison to most mutual funds, the Fund may not be suitable as a complete investment program. The fact that the Fund may have had good performance in the past is no assurance that the value of the Fund’s investments will not decline in the future or will appreciate at a slower rate. An investment in the Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Asset Allocation Strategies

PIMCO Advisors Fund Management LLC (“PIMCO Advisors Fund Management” or the “Adviser”) serves as the investment adviser to the Fund. The Adviser selects the Underlying Funds in which the Fund may invest. The Adviser’s Asset Allocation Committee determines how the Fund allocates and reallocates its assets among the Underlying Funds selected by the Adviser according to the Fund’s equity/fixed income allocation targets and ranges. The Committee attempts to diversify the Fund’s assets broadly among the major asset classes and sub-classes represented by the Underlying Funds.

The major equity asset classes and sub-classes held by the Underlying Stock Funds include those categorized by investment style/category (growth, blend, value, enhanced index, sector-related), region (U.S. equities, international developed markets, international emerging markets), and market capitalization (large-cap, mid-cap and small-cap). The major fixed income asset classes and sub-classes held by the Underlying Bond Funds include those categorized by sector/investment specialty (government securities, mortgage-related securities, corporate bonds and inflation-indexed bonds), region (U.S. fixed income, developed foreign fixed income, emerging markets fixed income), credit quality (investment grade/money market, medium grade, high yield), and duration (long-term, intermediate-term and short-term).

Please see “Underlying Funds” in this Prospectus for a description of the Underlying Funds as categorized by their investment styles and main investments.

The Fund may invest in any or all of the Underlying Funds, but will not normally invest in every Underlying Fund at any particular time. The Asset Allocation Committee does not allocate the Fund’s assets according to a predetermined blend of particular Underlying Funds. Instead, the Committee meets regularly to determine the mix of Underlying Funds appropriate for the Fund by allocating among the asset classes and sub-classes held by the Underlying Funds. When making these decisions, the Committee considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. This data includes projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various segments within those markets, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing trends and the cost of capital, political trends, data relating to trade balances and labor information. The

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Summary Information (continued)

Committee may also consider proprietary research provided by the investment advisers and sub-advisers of the Underlying Funds.

The Committee then allocates the Fund’s assets among the Underlying Funds selected by the Adviser to fill out the asset class and sub-class weightings it has identified according to the Fund’s equity/fixed income targets and ranges. The Committee has the flexibility to reallocate the Fund’s assets in varying percentages among any or all of the Underlying Funds selected by the Adviser based on the Committee’s ongoing analyses of the equity and fixed income markets, although these tactical shifts are not expected to be large or frequent in nature.

“Fund of Funds” Structure and Expenses

The term “fund of funds” is used to describe mutual funds, such as the Fund, that pursue their investment objectives by investing in other mutual funds. The cost of investing in the Fund will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in the Fund, an investor will indirectly bear fees and expenses charged by the Underlying Funds in which the Fund invests in addition to the Fund’s direct fees and expenses. In addition, the use of a fund of funds structure could affect the timing, amount and character of distributions to shareholders and therefore may increase the amount of taxes payable by shareholders.

Portfolio Descriptions and Fees

The following Fund Summary identifies the Fund’s investment objective, principal investments and strategies, principal risks, performance information and fees and expenses. A more detailed “Summary of Principal Risks” describing principal risks of investing in the Fund begins after the Fund Summary. A fuller discussion of the Fund’s investment strategies and related information is included under “Investment Objectives and Principal Investment Strategies” in this Prospectus.

4	PIMCO Funds: Multi-Manager Series

PIMCO Asset Allocation Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation and current income Dividend Frequency Quarterly	Allocation Strategy Underlying Stock Funds Underlying Bond Funds	Target 60% 40%	Range 50%–70% 30%–50%

The Fund seeks to achieve its investment objective by normally investing approximately 60% (within a range of 50%—70%) of its assets in Underlying Stock Funds and approximately 40% (within a range of 30%—50%) of its assets in Underlying Bond Funds. The Fund’s fixed income component may include a money market component. The Fund invests all of its assets in shares of the Underlying Funds and does not invest directly in stocks or bonds of other issuers. Please see “Asset Allocation Strategies” on page 3 for a summary of how the Asset Allocation Committee allocates and reallocates the Fund’s assets among particular Underlying Funds.

The Fund may concentrate investments in a particular Underlying Fund by investing more than 25% of its assets in that Fund.

Based on the Fund’s equity/fixed income allocation strategy, it might be suitable for an investor with a medium-range time horizon who seeks a balance of long-term capital appreciation potential and income and has a medium tolerance for risk and volatility.

Principal Risks

Allocation Risk    The Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds. A principal risk of investing in the Fund is that the Asset Allocation Committee’s allocation techniques and decisions and/or the Adviser’s selection of Underlying Funds will not produce the desired results, and therefore the Fund may not achieve its investment objective.

Underlying Fund Risks    The value of your investment in the Fund is directly related to the investment performance of the Underlying Funds in which it invests. Therefore, the principal risks of investing in the Fund are closely related to the principal risks associated with the Underlying Funds and their investments. Because the Fund’s allocation among the Underlying Funds will vary, an investment may be subject to any and all of these risks at different times and to different degrees.

Among the principal risks of the Underlying Funds, which could adversely affect the net asset value, yield and total return of the Fund, are:

• Market Risk • Issuer Risk • Value Securities Risk • Growth Securities Risk • Smaller Company Risk • Interest Rate Risk	• Credit Risk • High Yield Risk • Mortgage Risk • Liquidity Risk • Derivatives Risk • Foreign Investment Risk	• Emerging Markets Risk • Currency Risk • Focused Investment Risk • Leveraging Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summary for a description of these and other risks associated with the Underlying Funds and an investment in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of broad-based securities market indexes and an index of mutual funds. The bar chart, the information to its right and the Average Annual Total Returns table show performance of the Fund’s Institutional Class shares. For periods prior to the inception of Institutional Class and Administrative Class shares (3/99), the Average Annual Total Returns table also shows estimated historical performance for those classes based on the performance of the Fund’s Class A shares. The Class A performance has been adjusted to reflect that there are no sales charges and lower distribution and/or service (12b-1) fees (if any), administrative fees and other expenses paid by Institutional Class and Administrative Class shares. The Fund’s past performance before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

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PIMCO Asset Allocation Fund (continued)

Calendar Year Total Returns — Institutional Class Calendar Year End (through 12/31)	More Recent Return Information 1/1/03-9/30/03 14.00% Highest and Lowest Quarter Returns (for periods shown in the bar chart) Highest (4th Qtr. ’99) 9.63% Lowest (3rd Qtr. ’02) -11.58%

Average Annual Total Returns (for periods ended 12/31/02)

	1 Year	Fund Inception (9/30/98)(6)

Institutional Class – Before Taxes(1)	-10.10%	3.00%

Institutional Class – After Taxes on Distributions(1)	-11.10%	0.69%

Institutional Class – After Taxes on Distributions and Sale of Fund Shares(1)	-6.16%	1.49%

Administrative Class	-10.31%	2.80%

Russell 3000 Index(2)	-21.55%	-1.35%

Lehman Brothers Aggregate Bond Index(3)	10.26%	6.90%

Lipper Balanced Fund Average(4)	-11.59%	1.13%

Blended Index(5)	-8.04%	2.83%

(1)  After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Administrative Class shares will vary.

(2)  The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization. It is not possible to invest directly in the index.

(3)  The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment grade, U.S. dollar-denominated fixed income securities of domestic issuers having a maturity greater than one year. It is not possible to invest directly in the index.

(4)  The Lipper Balanced Fund Average is a total return performance average of funds tracked by Lipper, Inc. whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. It does not take into account sales charges.

(5)  The Blended Index represents the blended performance of a hypothetical index developed by PIMCO Funds Advisors made up of 48% Russell 3000 Index, 12% MSCI All Country World ex-U.S. Index and 40% Lehman Brothers Aggregate Bond Index. The Russell 3000 Index and Lehman Brothers Aggregate Bond Index are described above. The MSCI All Country World ex-U.S. Index is an unmanaged index of stocks representing both developed and emerging markets but excluding the United States. It is not possible to invest directly in these indices.

(6)  The Fund began operations on 9/30/98. Index comparisons begin on 9/30/98.

6	PIMCO Funds: Multi-Manager Series

PIMCO Asset Allocation Fund (continued)

Fees and Expenses of the Fund	These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment)				None
Redemption Fee (as a percentage of exchange price or amount redeemed)				2.00%*

*    The Redemption Fee may apply to shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “Purchases, Redemptions and Exchanges—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
			Other Expenses

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Administrative Fees(1)	Underlying Fund Expenses(2)	Total Annual Fund Operating Expenses(1)

Institutional	None	None	0.15%	0.68%	0.83%

Administrative	None	0.25%	0.15	0.68	1.08

(1)  The Administrative Fees for the Fund do not reflect a voluntary fee waiver of 0.05% currently in effect. While the fee waiver is in effect, actual Administrative Fees will be 0.10%, and Total Annual Fund Operating Expenses are estimated to be as follows: Institutional Class, 0.78%; Administrative Class, 1.03%.

(2)  Based on estimated expenses for the current fiscal year. Underlying Fund Expenses for the Fund are estimated based upon a recent allocation of the Fund’s assets among Underlying Funds and upon the total annual operating expenses of Institutional Class shares of these Underlying Funds. For a listing of the expenses associated with each Underlying Fund, please see “Management of the Fund—Underlying Fund Expenses.” Total Annual Fund Operating Expenses and the Examples set forth below are based on estimates of the Underlying Fund Expenses the Fund will incur. Actual Underlying Fund Expenses for the Fund are expected to vary with changes in the allocation of the Fund’s assets, and may be higher or lower than those shown above.

Examples.  The Examples are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class		Year 1	Year 3	Year 5	Year 10

Institutional		$ 85	$265	$460	$1,025

Administrative		110	343	595	1,317

Taking into account the Administrative Fees waiver described in footnote (1) above, the Examples for Years 1, 3, 5 and 10, respectively, are as follows: Institutional Class—$80, $249, $433 and $985; Administrative Class—$105, $328, $568 and $1,277.

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Summary of Principal Risks

The value of an investment in the Fund changes with the values of the Fund’s investments in the Underlying Funds. Many factors can affect those values. The factors that are most likely to have a material effect on the Fund’s investments as a whole are called “principal risks.” The principal risks of the Fund are identified in the Fund Summary beginning on page 5 and are summarized in this section. There is no guarantee that the Fund will be able to achieve its investment objective.

Allocation Risk

The Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds according to the Fund’s equity/fixed income allocation targets and ranges. A principal risk of investing in the Fund is that the Adviser’s Asset Allocation Committee will make less than optimal or poor asset allocation decisions and/or that the Adviser will make less than optimal decisions in selecting the Underlying Funds in which the Fund invests. The Committee attempts to identify asset classes and sub-classes represented by the Underlying Funds that will provide consistent, quality performance for the Fund, but there is no guarantee that the Committee’s allocation techniques will produce the desired results. It is possible that the Committee and/or the Adviser will focus on Underlying Funds that perform poorly or underperform other available Funds under various market conditions. You could lose money on your investment in the Fund as a result of these allocation decisions.

Underlying Fund Risks

Because the Fund invests all of its assets in Underlying Funds, the risks associated with investing in the Fund is closely related to the risks associated with the securities and other investments held by the Underlying Funds. The ability of the Fund to achieve its investment objective will depend upon the ability of the Underlying Funds to achieve their objectives. There can be no assurance that the investment objective of any Underlying Fund will be achieved.

The Fund’s net asset value will fluctuate in response to changes in the net asset values of the Underlying Funds in which it invests. The extent to which the investment performance and risks associated with the Fund correlate to those of a particular Underlying Fund will depend upon the extent to which the Fund’s assets are allocated from time to time for investment in the Underlying Fund, which will vary. The Fund’s investment in a particular Underlying Fund may and in some cases is expected to exceed 25% of its assets. To the extent that the Fund invests a significant portion of its assets in an Underlying Fund, it will be particularly sensitive to the risks associated with that Fund.

The following summarizes principal risks associated with investments in the Underlying Funds and, indirectly, with your investment in the Fund. Each Underlying Fund may be subject to additional principal risks other than those described below because the types of investments made by an Underlying Fund can change over time. The summary is not intended to be exhaustive. For a more complete description of these risks and the securities and investment techniques used by the Underlying Funds, please refer to the Statement of Additional Information and the Underlying Fund prospectuses, which are incorporated herein by reference and are available free of charge by telephoning the Trust at 1-800-927-4648.

Market Risk

The market price of securities owned by an Underlying Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities and the Underlying Stock Funds are particularly sensitive to these market risks.

Issuer Risk

The value of a security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Value Securities Risk

Each Underlying Stock Fund may invest in companies that may not be expected to experience significant earnings growth, but whose securities the Fund’s portfolio manager believes are selling at a price lower than their true value. PEA Renaissance, PEA Value, NFJ Small-Cap Value, CCM Capital Appreciation, CCM Mid-Cap and CCM Emerging Companies Funds place particular emphasis on value securities. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager’s assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the portfolio manager anticipates.

8	PIMCO Funds: Multi-Manager Series

Growth Securities Risk

Each Underlying Stock Fund may invest in equity securities of companies that its portfolio manager believes will experience relatively rapid earnings growth. PEA Growth, PEA Target, PEA Opportunity, CCM Capital Appreciation, CCM Mid-Cap, CCM Emerging Companies, RCM Mid-Cap, RCM Large-Cap Growth, RCM Tax Managed Growth, RCM International Growth Equity and PEA Innovation Funds place particular emphasis on growth securities. Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

Smaller Company Risk

The general risks associated with equity securities and liquidity risk are particularly pronounced for securities of companies with market capitalizations that are small compared to other publicly traded companies. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. CCM Emerging Companies, NFJ Small-Cap Value, RCM Global Technology, PEA Opportunity and PEA Innovation Funds generally have substantial exposure to this risk. CCM Mid-Cap, RCM Mid-Cap and PEA Target Funds also have significant exposure to this risk because they invest substantial assets in companies with medium-sized market capitalizations, which are smaller and generally less-seasoned than the largest companies. Smaller company risk also applies to fixed income securities issued by smaller companies and may affect certain investments of the Underlying Bond Funds.

Liquidity Risk

Many of the Underlying Funds are subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling out of these illiquid securities at an advantageous time or price. Underlying Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Derivatives Risk

Many of the Underlying Funds may, but are not required to, use a number of derivative instruments for risk management purposes or as part of their investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts, zero-strike warrants and options and swap agreements. An Underlying Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Also, an Underlying Fund’s portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed.

A description of the various derivative instruments in which the Underlying Funds may invest and the risks associated with each instrument is included in the Underlying Fund prospectuses and in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Underlying Funds.

Management Risk    Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk    The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms.

Liquidity Risk    Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leveraging Risk    Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When an Underlying Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leveraging risk, the Underlying Funds observe asset segregation requirements to cover their obligations under derivative instruments.

Lack of Availability    Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that an Underlying Fund will engage in derivatives transactions at any time or from time to time. A Fund’s ability to use derivatives may also be limited by certain regulatory considerations.

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Market and Other Risks    Like most other investments, derivative instruments are subject to the general risk that the market value of the instrument will change in a way detrimental to an Underlying Fund’s interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for an Underlying Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other investments of an Underlying Fund. An Underlying Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to an Underlying Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, an Underlying Fund’s use of derivatives may also cause the Fund to realize higher amounts of short-term capital gains (taxed at ordinary income tax rates when distributed to shareholders who are individuals) than if the Fund had not used such instruments.

Foreign (non-U.S.) Investment Risk

Many Underlying Funds (in particular, PIMCO Global Bond, PIMCO Foreign Bond, PIMCO Emerging Markets Bond, RCM International Growth Equity and RCM Global Technology Funds) invest in securities of foreign issuers, securities traded principally in securities markets outside the United States and/or securities denominated in foreign currencies (together, “foreign securities”). These Funds may experience more rapid and extreme changes in value than Funds that invest exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets.

The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, market disruption, political changes, security suspensions or diplomatic developments could adversely affect an Underlying Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. To the extent that an Underlying Fund invests a significant portion of its assets in a narrowly defined geographic area such as Eastern Europe, South Africa or Asia, the Fund will generally have more exposure to regional economic risks including weather emergencies and natural disasters associated with foreign investments. Adverse conditions in certain regions (such as Southeast Asia) can also adversely affect securities of other countries whose economies appear to be unrelated. In addition, special U.S. tax considerations may apply to an Underlying Fund’s investment in foreign securities.

Certain Underlying Bond Funds may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

Emerging Markets Risk

Certain Underlying Funds (in particular, PIMCO Emerging Markets Bond Fund) may invest in the securities of issuers based in countries with developing or “emerging market” economies. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed foreign countries.

Currency Risk

Many Underlying Funds may invest directly in foreign currencies or in securities that trade in, or receive revenues in, foreign currencies. To the extent that they do so, these Funds are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. PIMCO Global Bond, PIMCO Foreign Bond, PIMCO Emerging Markets Bond, RCM International Growth Equity and RCM Global Technology Funds are particularly sensitive to currency risk. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. For example, uncertainty surrounds the introduction of the euro (a common currency unit for the European Union) and its effect on the value of European currencies as well as securities denominated in local European currencies. These and other currencies in which Underlying Fund assets are denominated may be devalued against the U.S. dollar, resulting in a loss to such Funds.

Focused Investment Risk

Focusing Fund investments in a small number of issuers, industries or foreign currencies increases risk. PIMCO Global Bond, PIMCO Foreign Bond and PIMCO Emerging Markets Bond Funds are “non-diversified,” which means that they

10	PIMCO Funds: Multi-Manager Series

invest in a smaller number of issuers than diversified mutual funds. Other Underlying Funds also normally invest in a relatively small number of issuers. In addition, many Underlying Bond Funds may invest a substantial portion of their assets in the bonds of similar projects or from issuers in the same state. To the extent that they focus their investments, the Underlying Funds may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Underlying Fund’s net asset value. Some of those investments also may present substantial credit or other risks. PIMCO Global Bond, PIMCO Foreign Bond, PIMCO Emerging Markets Bond, RCM International Growth Equity and RCM Global Technology Funds may be subject to increased risk to the extent they focus their assets in securities denominated in a particular foreign currency or in a narrowly defined geographic area outside the U.S., because companies in these areas may share common characteristics and are often subject to similar business risks and regulatory burdens, and their securities may react similarly to economic, market, political or other developments. Similarly, PEA Innovation and RCM Global Technology Funds are vulnerable to events affecting technology and technology-related companies because they normally concentrate their investments in those companies. Also, the Underlying Funds may from time to time have greater risk to the extent they invest a substantial portion of their assets in companies in related industries such as “technology” or “financial and business services,” which may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to economic, market, political or other developments.

Although the Fund normally invests in a number of different Underlying Funds, to the extent that the Fund concentrates a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Fund and any investments in which that Fund concentrates.

Leveraging Risk

Leverage, including borrowing, will cause the value of an Underlying  Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities. Certain Underlying Funds may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, or the use of when-issued, delayed-delivery or forward commitment transactions. An Underlying Fund’s use of derivatives may also involve leverage. The use of leverage may also cause an Underlying Fund to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements.

Fixed Income Risk

All of the Underlying Funds that invest in fixed income securities such as bonds or notes, and particularly the Underlying Bond Funds, are subject to fixed income risk. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. As interest rates rise, the value of fixed income securities in a Fund’s portfolio is likely to decrease. Securities with longer “durations” (defined below) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates.

Accordingly, Underlying Bond Funds with longer average portfolio durations (e.g., PIMCO Long-Term U.S. Government Fund) will generally be more sensitive to changes in interest rates than Funds with shorter average portfolio durations (e.g., PIMCO Money Market, PIMCO Short-Term and PIMCO Low Duration Funds). Also, some portfolios (e.g., those with mortgage-backed and other prepayable securities) have changing durations and may have increasing durations precisely when that is least advantageous (i.e., when interest rates are rising).

Many Underlying Funds, including most of the Underlying Bond Funds, may invest in securities that are particularly sensitive to fluctuations in prevailing interest rates and have relatively high levels of interest rate risk. These include various mortgage-related securities (for instance, the interest-only or “IO” class of a stripped mortgage-backed security) and “zero coupon” securities (fixed income securities, including certain U.S. Government securities, that do not make periodic interest payments and are purchased at a discount from their value at maturity).

Credit Risk

All of the Underlying Funds are subject to credit risk. This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflecting in credit ratings provided by rating agencies such as Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”).

The Underlying Funds that invest in fixed income securities (particularly the Underlying Bond Funds) are subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the Underlying Fund’s share price and income level. Nearly all fixed income securities are subject to some credit risk, whether the issuers of the securities are corporations, states and local governments or foreign governments. Even certain U.S. Government securities are subject to credit risk.

Prospectus	11

High Yield Risk

High yield securities (commonly known as “junk bonds”) are fixed income securities rated lower than Baa by Moody’s or BBB by S&P, or unrated securities determined to be of comparable quality. Underlying Bond Funds which invest in high yield securities (in particular, PIMCO High Yield and PIMCO Emerging Markets Bond Funds) may be subject to greater levels of interest rate, credit and liquidity risk than Funds that invest exclusively in higher quality fixed income securities (e.g., PIMCO Money Market and PIMCO Long-Term U.S. Government Funds). These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments (credit risk). These securities may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality fixed income securities. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce an Underlying Bond Fund’s ability to sell them (liquidity risk).

Mortgage Risk

Most of the Underlying Bond Funds may invest in mortgage-related securities. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, an Underlying Fund that holds mortgage-related securities may exhibit additional volatility. This is sometimes referred to as extension risk. In addition, mortgage-related securities may involve special risks relating to unanticipated rates of prepayment on the mortgages underlying the securities. This is sometimes referred to as prepayment risk. Declining interest rates may tend to increase prepayments, and these prepayments would have to be reinvested at the then-prevailing lower interest rates. Therefore, an Underlying Fund that holds mortgage-related securities may have less potential for capital appreciation during periods of declining interest rates than Funds that invest in other types of fixed income securities of similar maturities.

Management Risk

Each Underlying Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, Pacific Investment Management Company LLC (“Pacific Investment Management Company”), and the sub-advisers and individual portfolio managers of the Underlying Funds will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that they will produce the desired results.

A Note on PIMCO StocksPLUS Fund

The Fund may invest in PIMCO StocksPLUS Fund. While the investment objective of that Fund is to achieve a total return which exceeds the total return performance of the S&P 500 Index, it does so by investing substantially all of its assets in a combination of equity-based (S&P 500 Index) derivative instruments, backed by a portfolio of fixed income securities. Consequently, the risks of investing in the Fund include derivatives risk and the risks generally associated with the Underlying Bond Funds. To the extent that the Fund invests in S&P 500 Index derivatives backed by a portfolio of fixed income securities, under certain conditions, generally in a market where the value of both S&P 500 Index derivatives and fixed income securities are declining, the Fund may experience greater losses than would be the case if it were to invest directly in a portfolio of S&P 500 Index stocks.

12	PIMCO Funds: Multi-Manager Series

Investment Objectives and Principal Investment Strategies

The Fund seeks long-term capital appreciation and current income. Under normal conditions, approximately 60% (range of 50%-70%) of the Fund’s assets will be allocated among Underlying Stock Funds and 40% (range of 30%-50%) among Underlying Bond Funds. The Fixed Income portion may include a money market component through investments in PIMCO Money Market Fund. There can be no assurance that the investment objective of the Fund will be achieved. Because the market value of the Fund’s investments will change, the net asset value per share of the Fund will also vary.

The Fund is intended for investors who prefer to have their asset allocation decisions made by professional money managers. The Fund seeks to achieve its investment objective by investing within specified equity and fixed income ranges among the Underlying Funds. Each Underlying Fund is a series of the Trust or PIMCO Funds: Pacific Investment Management Series and is managed by the Adviser and/or its affiliates.

The Adviser serves as the investment adviser to the Fund and selects the Underlying Funds in which the Fund may invest. The Adviser’s Asset Allocation Committee determines how the Fund allocates and reallocates its assets among the Underlying Funds selected by the Adviser according to the Fund’s equity/fixed income allocation targets and ranges. Please see “Asset Allocation Strategies” in the Fund Summary above for a description of the allocation strategies and techniques used by the Committee.

The Fund invests all of its assets in Underlying Funds and may invest in any or all of the Funds. However, it is expected that the Fund will invest in only some of the Underlying Funds at any particular time. The Fund’s investment in a particular Underlying Fund may exceed 25% of the Fund’s total assets. To the extent that the Fund invests a significant portion of its assets in an Underlying Fund, it will be particularly sensitive to the risks associated with that Fund. The particular Underlying Funds in which the Fund may invest, the equity and fixed income allocation targets and ranges specified above, and the percentage of the Fund’s assets invested from time to time in any Underlying Fund or combination of Funds may be changed from time to time without the approval of the Fund’s shareholders. The Fund is also subject to certain investment restrictions that are described under “Investment Restrictions” in the Statement of Additional Information. In addition, not all Underlying Funds may be available for investment at all times.

Equity Portion of the Fund

The equity portion of the Fund will be allocated among a number of Underlying Stock Funds which represent a broad range of equity-based asset classes and sub-classes and a variety of investment objectives and strategies. By allocating assets among these Funds, the equity portion of the Fund can be diversified in multiple ways, including the following:

By Investment Style/Category

•	Growth
•	Blend (Broad Market)
•	Value
•	Enhanced Index
•	Sector-Related

By Region

•	U.S. Equities
•	International Developed Markets Equities
•	International Emerging Markets Equities

By Size

•	Large-Cap
•	Mid-Cap
•	Small-Cap

For a description of the Underlying Stock Funds and their investment objectives and strategies, please see “Underlying Funds.”

Fixed Income Portion of the Fund

The fixed income portion of the Fund will be allocated among a number of Underlying Bond Funds which represent a broad range of fixed income-based asset classes and sub-classes and a variety of investment objectives and strategies. By allocating assets among these Funds, the fixed income portion of the Fund can be diversified in multiple ways, including the following:

By Sector/Investment Specialty

•	Governments
•	Mortgages
•	Corporate
•	Inflation-Indexed

Prospectus	13

By Region

•	U.S. Fixed Income
•	Developed Foreign Fixed Income
•	Emerging Markets Fixed Income

By Credit Quality

•	Investment Grade/Money Market
•	Medium Grade
•	High Yield

By Duration

•	Long-Term
•	Intermediate-Term
•	Short-Term

For a description of the Underlying Bond Funds and their investment objectives and strategies, please see “Underlying Funds.”

Temporary Defensive Strategies

In response to unfavorable market and other conditions, the Fund may invest up to 100% of its assets in PIMCO Money Market Fund (and may deviate from its asset allocation range) for temporary defensive purposes. The Fund may also borrow money for temporary or emergency purposes. These temporary strategies would be inconsistent with the Fund’s investment objective and principal investment strategies and may adversely affect the Fund’s ability to achieve its investment objective.

Portfolio Turnover

A change in the securities held by the Fund is known as “portfolio turnover.” Because the Adviser does not expect to reallocate the Fund’s assets among the Underlying Funds on a frequent basis, the portfolio turnover rates for the Fund are expected to be modest (i.e., less than 25%) in comparison to most mutual funds. However, the Fund indirectly bears the expenses associated with portfolio turnover of the Underlying Funds, a number of which have fairly high portfolio turnover rates (i.e., in excess of 100%). High portfolio turnover involves correspondingly greater expenses to an Underlying Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Shareholders in the Fund may also bear expenses directly or indirectly through sales of securities held by the Fund and the Underlying Funds which result in realization of taxable capital gains. To the extent such gains relate to securities held for twelve months or less, such gains will be short-term capital gains taxed at ordinary income tax rates when distributed to shareholders who are individuals. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance and the return to shareholders.

Changes in Investment Objectives and Policies

The investment objective, the equity/fixed income allocation targets and ranges, and, unless otherwise noted, other investment policies of the Fund described in this Prospectus may be changed by the Board of Trustees without shareholder approval. If there is a change in the Fund’s investment objective, allocation target or range, or other investment policies, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial positions and needs.

14	PIMCO Funds: Multi-Manager Series

Underlying Funds

The Fund invests all of its assets in Underlying Funds. Accordingly, the Fund’s investment performance depends upon a favorable allocation among the Underlying Funds as well as the ability of the Underlying Funds to achieve their objectives. There can be no assurance that the investment objective of any Underlying Fund will be achieved. Shares of the Underlying Funds are not offered in this Prospectus.

Advisory Arrangements for the Underlying Funds

The Adviser, a wholly owned indirect subsidiary of Allianz Dresdner Asset Management of America L.P. (“ADAM of America”), serves as investment adviser for each of the Underlying Stock Funds, except that its affiliate, Pacific Investment Management Company, is the sole investment adviser to PIMCO StocksPLUS Fund. The Adviser retains sub-advisory firms to manage the portfolios of other Underlying Stock Funds. These firms include Cadence Capital Management LLC, RCM Capital Management LLC, NFJ Investment Group L.P. and PEA Capital LLC. Each sub-advisory firm is an affiliate of the Adviser and Pacific Investment Management Company. Pacific Investment Management Company is the sole investment adviser to each of the Underlying Bond Funds. For a complete description of the advisory and sub-advisory arrangements for the Underlying Funds, please see the Statement of Additional Information and the Underlying Fund prospectuses, which are incorporated herein by reference and are available free of charge by telephoning the Trust at 1-800-927-4648.

Underlying Stock Funds

The following provides a concise description of the investment objective, main investments and other information about each Underlying Stock Fund. For a complete description of these Funds, please see the Underlying Fund prospectuses, which are incorporated herein by reference and are available free of charge by telephoning the Trust at 1-800-927-4648.

	PIMCO Fund	Investment Objective	Main Investments	Approximate Number of Holdings	Approximate Capitalization Range

Growth Stock Funds	PEA Growth	Long-term growth of capital and income	Common stocks of companies with market capitalizations of at least $5 billion	35–50	At least $5 billion

	PEA Target	Capital appreciation; no consideration is given to income	Common stocks of companies with market capitalizations of between $1 billion and $10 billion	up to 100	Between $1 billion and $10 billion

	PEA Opportunity	Capital appreciation; no consideration is given to income	Common stocks of companies with market capitalizations of less than $2 billion	80–120	Less than $2 billion

	RCM Tax-Managed Growth	After-tax growth of capital	A broadly diversified portfolio of equity securities of U.S. issuers	25–65	All capitalizations

	PIMCO StocksPLUS	Total return that exceeds that of the S&P 500 Index	S&P 500 stock index derivatives backed by a portfolio of short-term fixed-income securities	N/A	N/A

	RCM Large-Cap Growth	Long-term capital appreciation	Large capitalization equity securities	45–85	At least $3 billion

	RCM Mid-Cap	Long-term capital appreciation	Small to medium capitalization equity securities.	85–125	Same as the Russell Mid-Cap Growth Index

Blend Stock Funds	CCM Capital Appreciation	Growth of capital	Common stocks of companies with market capitalizations of at least $1 billion that have improving fundamentals and whose stock is reasonably valued by the market	75–95	At least $1 billion

	CCM Mid-Cap	Growth of capital	Common stocks of companies with medium market capitalizations (more than $500 million but excluding the 200 largest capitalization companies)	75–95	More than $500 million (excluding the 200 largest capitalization companies)

	CCM Emerging Companies	Long-term growth of capital	Common stocks of companies with market capitalizations that rank in the lower 50% of the Russell 2000 Index (but at least $100 million) that have improving fundamentals and whose stock is reasonably valued by the market	75–95	Lower 50% of the Russell 2000 Index (but at least $100 million)

Prospectus	15

	PIMCO Fund	Investment Objective	Main Investments	Approximate Number of Holdings	Approximate Capitalization Range

Value Stock Funds	PEA Renaissance	Long-term growth of capital and income	Common stocks of companies with below-average valuations whose business fundamentals are expected to improve	50–90	All capitalizations

	PEA Value	Long-term growth of capital and income	Common stocks of companies with market capitalizations of more than $5 billion and below average valuations whose business fundamentals are expected to improve	35–60	More than $5 billion

	NFJ Small-Cap Value	Long-term growth of capital and income	Common stocks of companies with market capitalizations of between $100 million and $1.8 billion and below-average price-to-earnings ratios relative to the market and their industry groups	100-150	Between $100 million and $1.8 billion

International Stock Funds	RCM International Growth Equity	Long-term capital appreciation	Equity securities of issuers located in at least ten different countries	75–115	All capitalizations

Sector-Related Stock Funds	PEA Innovation	Capital appreciation; no consideration is given to income	Common stocks of technology-related issues with market capitalizations of more than $200 million	40–70	More than $200 million

	RCM Global Technology	Long-term capital appreciation	Equity securities of technology-related issuers located in at least three different countries	65–105	At least $500 million

Underlying Bond Funds

The investment objective of each Underlying Bond Fund (except as provided below) is to seek to realize maximum total return, consistent with preservation of capital and prudent investment management. The “total return” sought by most of the Underlying Bond Funds will consist of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The investment objective of PIMCO Real Return Fund is to seek to realize maximum real return, consistent with preservation of real capital and prudent investment management. “Real return” is a measure of the change in purchasing power of money invested in a particular investment after adjusting for inflation. The investment objective of each of PIMCO Money Market Fund and PIMCO Short-Term Fund is to seek to obtain maximum current income, consistent with preservation of capital and daily liquidity. PIMCO Money Market Fund also attempts to maintain a stable net asset value of $1.00 per share, although there can be no assurance that it will be successful in doing so.

The following provides a concise description of the main investments of and other information relating to each Underlying Bond Fund. For a complete description of these Funds, please see the Underlying Fund prospectus for PIMCO Funds: Pacific Investment Management Series, which is incorporated herein by reference and is available free of charge by telephoning the Trust at 1-800-927-4648.

	PIMCO Fund	Main Investments	Duration	Credit Quality(1)	Non- U.S. Dollar Denominated Securities(2)

Short Duration Bond Funds	PIMCO Money Market	Money market instruments	#90 days dollar-weighted average maturity	Min 95% Prime 1; #5% Prime 2	0%

	PIMCO Short-Term	Money market instruments and short maturity fixed income securities	0–1 yr	B to Aaa; max 10% below Baa	0–5%

	PIMCO Low Duration	Short maturity fixed income securities	1–3 yrs	B to Aaa; max 10% below Baa	0–20%

Intermediate Duration Bond Funds	PIMCO High Yield	Higher yielding fixed income securities	2–6 yrs	B to Aaa; min 80% below Baa	0–15%(3)

	PIMCO Moderate Duration	Short and intermediate maturity fixed income securities	2–5 yrs	B to Aaa; max 10% below Baa	0–20%

	PIMCO Total Return	Intermediate maturity fixed income securities	3–6 yrs	B to Aaa; max 10% below Baa	0–20%

	PIMCO Total Return II	Intermediate maturity fixed income securities with quality and non-U.S. issuer restrictions	3–6 yrs	Baa to Aaa	0%

16	PIMCO Funds: Multi-Manager Series

	PIMCO Fund	Main Investments	Duration	Credit Quality(1)	Non- U.S. Dollar Denominated Securities(2)

Long Duration Bond Funds	PIMCO Long-Term U.S. Government	Long-term maturity fixed income securities	$8 yrs	A to Aaa	0%

International Bond Funds	PIMCO Global Bond	U.S. and non-U.S. intermediate maturity fixed income securities	3–7 yrs	B to Aaa; max 10% below Baa	25–75%(4)

	PIMCO Foreign Bond	Intermediate maturity hedged non-U.S. fixed income securities	3–7 yrs	B to Aaa; max 10% below Baa	$80%(4)

	PIMCO Emerging Markets Bond	Emerging market fixed income securities	0–8 yrs	Max 15% below B	$80%(4)

Real Return Bond Funds	PIMCO Real Return	Inflation-indexed fixed income securities	+/- 2 years of its Index	B to Aaa; max 10% below Baa	0–20%
1.	As rated by Moody’s Investors Service, Inc., or equivalently rated by Standard & Poor’s Ratings Services, or if unrated, determined by Pacific Investment Management Company to be of comparable quality.
2.	Each Underlying Bond Fund (except PIMCO Long-Term U.S. Government Fund) may invest beyond these limits in U.S. dollar-denominated securities of non-U.S. issuers.
3.	The percentage limitation relates to euro-denominated securities.
4.	The percentage limitation relates to securities of non-U.S. issuers denominated in any currency.

Each Underlying Bond Fund invests at least 65% (80% for some Underlying Bond Funds) of its assets in the following types of securities, which, unless provided above, may be issued by domestic or foreign entities and denominated in U.S. dollars or foreign currencies: securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“U.S. Government securities”); corporate debt securities, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or “indexed” securities, event-linked bonds and loan participations; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities.

Other Investment Practices of the Underlying Funds

In addition to purchasing the securities listed above under “Main Investments,” some or all of the Underlying Funds may to varying extents: lend portfolio securities; enter into repurchase agreements and reverse repurchase agreements; purchase and sell securities on a when-issued or delayed delivery basis; enter into forward commitments to purchase securities; purchase and write call and put options on securities and securities indexes; enter into futures contracts, options on futures contracts and swap agreements; invest in foreign securities; and buy or sell foreign currencies and enter into forward foreign currency contracts. These and the other types of securities and investment techniques used by the Underlying Funds all have attendant risks. The Fund is indirectly subject to some or all of these risks to varying degrees because it invests all of its assets in the Underlying Funds. For further information concerning the investment practices of and risks associated with the Underlying Funds, please see “Investment Objectives and Policies” in the Statement of Additional Information and the Underlying Fund prospectuses, which are incorporated herein by reference and are available free of charge by telephoning the Trust at 1-800-927-4648.

Additional Underlying Funds

In addition to the Funds listed above, the Fund may invest in additional Underlying Funds, including those that may become available for investment in the future, at the discretion of the Adviser and without shareholder approval.

Other Risk Information

Potential Conflicts of Interest

The Adviser has broad discretion to allocate and reallocate the Fund’s assets among the Underlying Funds consistent with the Fund’s investment objectives and policies and asset allocation targets and ranges. Although the Adviser does not charge an investment advisory fee for its asset allocation services, the Adviser and its affiliates indirectly receive fees (including investment advisory and administrative fees) from the Underlying Funds in which the Fund invests. In this regard, the Adviser has a financial incentive to invest the Fund’s assets in Underlying Funds with higher fees than other Funds, even if it believes that alternate investments would better serve the Fund’s investment program. The Adviser is legally obligated to disregard that incentive in making asset allocation decisions for the Fund. The Trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Fund and the Underlying Funds of the Trust.

Prospectus	17

Management of the Fund

Investment Adviser and Administrator

PIMCO Advisors Fund Management LLC (“PIMCO Advisors Fund Management” or the “Adviser”) serves as the investment adviser and the administrator (serving in its capacity as administrator, the “Administrator”) for the Fund. Subject to the supervision of the Board of Trustees, the Adviser is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund’s business affairs and other administrative matters.

The Adviser is located at 1345 Avenue of the Americas, New York, New York 10105. Organized in 2000, the Adviser provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. The Adviser is a wholly owned indirect subsidiary of ADAM of America. As of December 31, 2003, the Adviser and its investment management affiliates had approximately $469 billion in assets under management.

The Adviser has retained its affiliate, Pacific Investment Management Company, to provide various administrative and other services required by the Fund in its capacity as sub-administrator. The Adviser and the sub-administrator may retain other affiliates to provide certain of these services.

Asset Allocation Committee

The Adviser selects the Underlying Funds in which the Fund may invest. The Adviser’s Asset Allocation Committee is responsible for determining how the Fund’s assets are allocated and reallocated from time-to-time among the Underlying Funds selected by the Adviser. The following provides information about the individuals who comprise the Asset Allocation Committee and are primarily responsible for making asset allocation and other investment decisions for the Fund.

Asset Allocation Committee Member	Since	Recent Professional Experience

Mark Phelps	June, 2002	Chief Investment Officer of RCM Capital Management LLC (“RCM”) Global and International Equities Team and member of RCM’s overall global asset allocation committee. He joined RCM in 1985 and is a Managing Director and Portfolio Manager.

Lee R. Thomas, III	June, 2002	Managing Director and senior member of Pacific Investment Management Company’s portfolio management and investment strategy groups. He also oversees the firm’s international portfolio management team. He joined Pacific Investment Management Company in 1995.

Ara J. Jelalian, CFA	November, 2002	Director and Portfolio Manager of International/Global Equities at RCM. Mr. Jelalian is a senior member of the International Equity Team and is responsible for both portfolio and product management. In addition to managing specialty portfolios, he also leads the product enhancement and development effort. He joined RCM in 1998 after seven years with Capital Resources (formerly SEI Capital Resources), where he held positions as Managing Director of Research and Director of International Research. Prior to SEI, he spent seven years as an International Economist with First Chicago Corporation, where he analyzed and forecast macroeconomic and financial trends in the major industrialized countries and consulted the bank’s clients and money management group (now UBS Brinson) on international markets.

Advisory Fees

The Fund does not pay any fees to the Adviser under the Trust’s investment advisory agreement in return for the advisory and asset allocation services provided by the Adviser. The Fund does, however, indirectly pay its proportionate share of the advisory fees paid to the Adviser and Pacific Investment Management Company by the Underlying Funds in which the Fund invests. See “Underlying Fund Expenses” below.

Administrative Fees

Institutional Class and Administrative Class shareholders of the Fund pay an administrative fee to PIMCO Advisors Fund Management, computed as a percentage of the Fund’s assets attributable in the aggregate to those classes of shares. PIMCO Advisors Fund Management, in turn, provides or procures administrative services for Institutional Class and Administrative Class shareholders and also bears the costs of most third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Fund does bear other expenses which are not covered under the administrative fee which may vary and affect the total level of expenses paid by Institutional Class and Administrative Class shareholders, such as brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, and fees and expenses of the Trust’s disinterested Trustees.

The Fund pays monthly administrative fees to the Adviser at an annual rate of 0.15% based on the average daily net assets attributable in the aggregate to the Fund’s Institutional Class and Administrative Class shares. In order to reduce expenses, the Adviser has voluntarily undertaken to waive a portion of the administrative fees it is entitled to receive for Institutional Class and Administrative Class shares of the Fund until further notice. As a result, while the waiver is in effect, the Fund will pay administrative fees to the Adviser at the annual rate of 0.10%, calculated in the manner specified above. The Fund also indirectly pays its proportionate share of the administrative fees charged by the Adviser and Pacific Investment Management Company to the Underlying Funds in which the Fund invests. See “Underlying Fund Expenses” below.

18	PIMCO Funds: Multi-Manager Series

Underlying Fund Expenses

The expenses associated with investing in a “fund of funds,” such as the Fund, are generally higher than those for mutual funds that do not invest primarily in other mutual funds. This is because shareholders in a “fund of funds” indirectly pay a portion of the fees and expenses charged at the underlying fund level.

The Fund is structured in the following ways to lessen the impact of expenses incurred at the Underlying Fund level:

•	The Fund does not pay any fees for asset allocation or advisory services under the Trust’s investment advisory agreement.

•	The Underlying Funds invest in Institutional Class shares of the Underlying Funds, which are not subject to any sales charges or 12b-1 fees.

The following table summarizes the annual expenses borne by Institutional Class shareholders of the Underlying Funds (based on expenses incurred during the most recent fiscal year). Because the Fund invests in Institutional Class shares of the Underlying Funds, shareholders of the Fund indirectly bear a proportionate share of these expenses, depending upon how the Portfolio’s assets are allocated from time to time among the Underlying Funds. See “Fees and Expenses of the Portfolio” in the Fund Summary above.

	Annual Underlying Fund Expenses (Based on the average daily net assets attributable to a Fund’s Institutional Class shares):

Underlying Fund	Advisory Fees	Administrative Fees	Other Expenses	Total Fund Operating Expenses

PEA Growth	0.50%	0.25%	0.01%	0.76%

PEA Target	0.55	0.25	0.01	0.81

PEA Opportunity	0.65	0.25	0.01	0.91

RCM Tax-Managed Growth	0.60	0.30	0.01	0.91

RCM Large-Cap Growth	0.45	0.30	0.00	0.75

RCM Mid-Cap	0.47	0.30	0.01	0.78

CCM Capital Appreciation	0.45	0.25	0.00	0.70

CCM Mid-Cap	0.45	0.25	0.00	0.70

CCM Emerging Companies	1.25	0.25	0.00	1.50

PEA Renaissance	0.60	0.25	0.01	0.86

PEA Value	0.45	0.25	0.00	0.70

NFJ Small-Cap Value	0.60	0.25	0.00	0.85

PIMCO StocksPLUS	0.40	0.25	0.00	0.65

RCM International Growth Equity	0.50	0.50	0.09	1.09

PEA Innovation	0.65	0.25	0.00	0.90

RCM Global Technology	0.95	0.40	0.01	1.36

PIMCO Money Market	0.15	0.20	0.00	0.35

PIMCO Short-Term	0.25	0.20	0.00	0.45

PIMCO Low Duration	0.25	0.18	0.00	0.43

PIMCO Moderate Duration	0.25	0.20	0.00	0.45

PIMCO Total Return	0.25	0.18	0.00	0.43

PIMCO Total Return II	0.25	0.25	0.00	0.50

PIMCO Long-Term U.S. Government	0.25	0.25	0.00	0.50

PIMCO Global Bond	0.25	0.30	0.01	0.56

PIMCO Foreign Bond	0.25	0.25	0.00	0.50

PIMCO Emerging Markets Bond	0.45	0.40	0.02	0.87

PIMCO High Yield	0.25	0.25	0.00	0.50

PIMCO Real Return	0.25	0.20	0.02	0.47

Distributor

The Trust’s Distributor is PIMCO Advisors Distributors LLC, an affiliate of the Adviser. The Distributor, located at 2187 Atlantic Street, Stamford, CT 06902, is a broker-dealer registered with the Securities and Exchange Commission.

Regulatory and Litigation Matters

On February 10, 2004, the Trust’s Independent Trustees informed PEA Capital LLC (“PEA Capital”) of certain conclusions they had reached following an extensive independent investigation into certain short-term trading in Underlying Funds sub-advised by PEA Capital. On February 16, 2004, PEA Capital agreed to pay approximately $1.6 million to the Underlying Funds involved. This amount represents profits that would otherwise have been realized by Underlying Fund shareholders as well as PEA Capital’s decision to rebate all fees earned on assets of the short-term trader invested in the Underlying Funds and other collective investment advisory vehicles managed by PEA Capital. The PEA Capital payments were not greater than or equal to ½ of 1% of the net asset value of any Underlying Fund.

Prospectus	19

On February 12, 2004, the staff of the Securities and Exchange Commission (the “Commission”) informed PIMCO Advisors Fund Management and PEA Capital that it intended to recommend that the Commission bring civil and administrative actions against PIMCO Advisors Fund Management and PEA Capital seeking a permanent injunction against violations of certain provisions of the federal securities laws, disgorgement plus prejudgment interest and civil penalties in connection with the Commission staff’s investigation of “market timing” and related trading activities. There is a substantial likelihood that the Commission will bring these actions. On February 17, 2004, the Attorney General of the State of New Jersey filed a complaint alleging, among other things, that PEA Capital, Pacific Investment Management Company, PIMCO Advisors Distributors LLC (“PAD”) and certain affiliates had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund, the PEA Target Fund, the PIMCO High Yield Fund and the PIMCO Real Return Fund. PIMCO Advisors Fund Management, PEA Capital, Pacific Investment Management Company, PAD, the Fund, various of the Underlying Funds and their sub-advisers and certain of their affiliates have also been named as defendants in a putative class action lawsuit filed in U.S. District Court, District of New Jersey, on February 20, 2004, relating to the same facts that are the subject of these regulatory proceedings. The lawsuit seeks unspecified compensatory damages.

In November 2003, the Commission settled an enforcement action against an unaffiliated broker-dealer relating to the undisclosed receipt of fees from certain mutual fund companies in return for preferred marketing of their funds and announced that it would be investigating mutual funds and their distributors generally with respect to compensation arrangements relating to the sale of mutual fund shares. In that connection, PIMCO Advisors Fund Management, Pacific Investment Management Company, PAD and other affiliates are under investigation by the Commission relating to directed brokerage and revenue-sharing arrangements. PIMCO Advisors Fund Management, PEA Capital, Pacific Investment Management Company, the Fund, various of the Underlying Funds and their sub-advisers and certain of their affiliates also have been named as defendants in a putative class action lawsuit that challenges the Fund’s and the Underlying Funds’ brokerage and distribution arrangements, including revenue sharing arrangements. The complaint, filed in U.S. District Court, District of Connecticut, on February 17, 2004, generally alleges that the Fund’s and the Underlying Funds’ investment advisers inappropriately used fund assets to pay brokers to promote the Fund and the Underlying Funds by directing Underlying Fund brokerage transactions to such brokers and did not fully disclose such arrangements to shareholders. The lawsuit seeks unspecified compensatory damages. In addition, the Attorney General of the State of California has publicly announced an investigation into the matters referenced above.

PIMCO Advisors Fund Management, Pacific Investment Management Company, the Underlying Fund sub-advisers, PAD and the Trust believe that other similar lawsuits may be filed in federal or state courts naming PIMCO Advisors Fund Management, Pacific Investment Management Company, the Underlying Fund sub-advisers, PAD, the Fund, the Underlying Funds and/or their affiliates. These suits may be commenced as putative class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the Fund or certain Underlying Funds during specified periods, or as derivative actions on behalf of the Fund or certain Underlying Funds.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions in the Fund or any of the Underlying Funds or other adverse consequences to the Fund or any of the Underlying Funds. However, PIMCO Advisors Fund Management, Pacific Investment Management Company, the Underlying Fund sub-advisers, PAD and the Trust believe that these matters will not have a material adverse effect on the Fund or on any of the Underlying Funds or on PIMCO Advisors Fund Management’s, Pacific Investment Management Company’s, the Underlying Funds’ sub-advisers’ or PAD’s ability to perform their respective investment advisory or distribution services relating to the Fund or any of the Underlying Funds.

The foregoing speaks only as of the date of this Prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated only if those developments are material.

20	PIMCO Funds: Multi-Manager Series

Investment Options —

Institutional Class and Administrative Class Shares

The Trust offers investors Institutional Class and Administrative Class shares of the Fund in this Prospectus.

The Trust does not charge any sales charges (loads) or other fees in connection with purchases, sales (redemptions) or exchanges of Institutional Class or Administrative Class shares, except that a Redemption Fee of 2.00% may apply to shares that are redeemed or exchanged within 60 days of acquisition. See “Purchases, Redemptions and Exchanges — Redemption Fees” below.

Administrative Class shares are generally subject to a higher level of operating expenses than Institutional Class shares due to the additional service and/or distribution fees paid by Administrative Class shares as described below. Therefore, Institutional Class shares will generally pay higher dividends and have a more favorable investment return than Administrative Class shares.

•Service and Distribution (12b-1) Fees—Administrative Class Shares.  The Trust has adopted an Administrative Services Plan and a Distribution Plan for the Administrative Class shares of the Fund. The Distribution Plan has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940.

Each Plan allows the Fund to use its Administrative Class assets to reimburse financial intermediaries that provide services relating to Administrative Class shares. The Distribution Plan permits reimbursement for expenses in connection with the distribution and marketing of Administrative Class shares and/or the provision of shareholder services to Administrative Class shareholders. The Administrative Services Plan permits reimbursement for services in connection with the administration of plans or programs that use Administrative Class shares of the Fund as their funding medium and for related expenses.

In combination, the Plans permit the Fund to make total reimbursements at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its Administrative Class shares. The same entity may not receive both distribution and administrative services fees with respect to the same Administrative Class assets, but may receive fees under each Plan with respect to separate assets. Because these fees are paid out of the Fund’s Administrative Class assets on an ongoing basis, over time they will increase the cost of an investment in Administrative Class shares and may cost an investor more than other types of sales charges.

•Arrangements with Service Agents.  Institutional Class and Administrative Class shares of the Fund may be offered through certain brokers and financial intermediaries (“service agents”) that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service and/or distribution fees paid with respect to Administrative Class shares. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Fund shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Fund shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer’s investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

Prospectus	21

Purchases, Redemptions and Exchanges

Purchasing Shares	Investors may purchase Institutional Class and Administrative Class shares of the Fund at the relevant net asset value (“NAV”) of that class without a sales charge or other fee.

Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers’ investments in the Fund.

Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries, and the Fund pays service and/or distribution fees to these entities for services they provide to Administrative Class shareholders.

Pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances and “wrap account” programs established with broker-dealers or financial intermediaries may purchase shares of either class only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for the Fund and will not require the Fund to pay any type of administrative payment per participant account to any third party.

•Investment Minimums.  The minimum initial investment for shares of either class is $5 million, except that the minimum initial investment for a registered investment adviser purchasing Institutional Class shares for its clients through omnibus accounts is $250,000 per Fund. At the discretion of the Adviser, the minimum initial investment may be waived for Institutional or Administrative Class shares offered to clients of the Adviser, the Fund’s administrator, Pacific Investment Management Company, or to clients of the Sub Advisers to the Trust’s Funds, and their affiliates, and to the benefit plans of the Adviser and its affiliates. In addition, the minimum initial investment does not apply to Institutional Class shares offered through fee-based programs sponsored and maintained by a registered broker-dealer and approved by the Distributor in which each investor pays an asset based fee at an annual rate of at least 0.50% of the assets in the account to a financial intermediary for investment advisory and/or administrative services.

The Trust and the Distributor may waive the minimum initial investment for other categories of investors at their discretion.

•Timing of Purchase Orders and Share Price Calculations.  A purchase order received by the Trust’s transfer agent, Boston Financial Data Services–Midwest (the “Transfer Agent”), prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, on a day the Trust is open for business, together with payment made in one of the ways described below, will be effected at that day’s net asset value (“NAV”). An order received after that time will be effected at the NAV determined on the next day the Trust is open for business. However, orders received by certain retirement plans and other financial intermediaries on a business day prior to the close of regular trading on the New York Stock Exchange and communicated to the Transfer Agent prior to 9:00 a.m., Eastern time, on the following business day will be effected at the NAV determined on the prior business day. The Trust is “open for business” on each day the New York Stock Exchange is open for trading, which excludes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchase orders will be accepted only on days on which the Trust is open for business.

•Initial Investment.  Investors may open an account by completing and signing a Client Registration Application and mailing it to PIMCO Funds, BFDS Midwest, P.O. Box 219024, Kansas City, MO 64121-9024 (regular mail) or PIMCO Funds, BFDS Midwest, 330 W. 9th Street, Kansas City, MO 64105 (express, certified or registered mail). A Client Registration Application may be obtained by calling 1-800-927-4648.

Except as described below, an investor may purchase Institutional Class and Administrative Class shares only by wiring federal funds to the Transfer Agent, Boston Financial Data Services–Midwest, 330 West 9th Street, 5th Floor, Kansas City, Missouri 64105. Before wiring federal funds, the investor must telephone the Trust at 1-800-927-4648 to receive instructions for wire transfer and must provide the following information: name of authorized person, shareholder name, shareholder account number, name of Fund and share class, amount being wired, and wiring bank name.

An investor may purchase shares without first wiring federal funds if the proceeds of the investment are derived from an advisory account the investor maintains with the Adviser or one of its affiliates, from surrender or other payment from an annuity, insurance, or other contract held by Pacific Life Insurance Company LLC, or from an investment by broker-dealers, institutional clients or other financial intermediaries which have established a shareholder servicing relationship with the Trust on behalf of their customers.

22	PIMCO Funds: Multi-Manager Series

•Additional Investments.  An investor may purchase additional Institutional Class and Administrative Class shares of the Fund at any time by calling the Trust and wiring federal funds to the Transfer Agent as outlined above.

•Other Purchase Information.  Purchases of the Fund Institutional Class and Administrative Class shares will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Fund or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust.

An investor should invest in the Fund for long-term investment purposes only. The Trust reserves the right to refuse purchases if, in the judgment of the Adviser, the purchases would adversely affect a Fund and its shareholders. In particular, the Trust and the Adviser each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances.

Institutional Class and Administrative Class shares of the Trust may not be qualified or registered for sale in all states. Investors should inquire as to whether shares of the Fund are available for offer and sale in the investor’s state of residence. Shares of the Trust may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available.

Subject to the approval of the Trust, an investor may purchase shares of a Fund with liquid securities that are eligible for purchase by the Fund (consistent with the Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust’s valuation policies. These transactions will be effected only if the Adviser or a Sub-Adviser intends to retain the security in the Fund as an investment. Assets purchased by a Fund in such a transaction will be valued in generally the same manner as they would be valued for purposes of pricing the Fund’s shares, if such assets were included in the Fund’s assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

•Retirement Plans.  Shares of the Fund are available for purchase by retirement and savings plans, including Keogh plans, 401(k) plans, 403(b) custodial accounts, and Individual Retirement Accounts. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect the Fund as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan’s specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that plan administrators may aggregate purchase and redemption orders for participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.

•Redemption Fees.  Investors in Institutional Class and Administrative Class shares of the Fund will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 60 days of their acquisition (i.e., beginning on the 61st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges. A new 60 day time period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 40 days after the purchase of the Fund A shares, followed in 40 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange). In determining whether a redemption fee is payable, the first-in first-out, or “FIFO,” method will be used to determine which shares are being redeemed. The Redemption Fees may be waived for certain categories of investors, as described below.

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

The purpose of the Redemption Fees is to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. The amount of a Redemption Fee represents the Adviser’s estimate of the costs reasonably anticipated to be incurred by the Fund and the Underlying Funds in connection with the purchase or sale of portfolio securities, including international stocks, associated with an investor’s redemption or exchange. These costs include brokerage costs, market impact costs, (i.e., the increase in market prices which may result when a Fund purchases

Prospectus	23

or sells thinly traded stocks) and the effect of “bid/asked” spreads in international markets. Transaction costs incurred when purchasing or selling stocks of companies in foreign countries, and particularly emerging market countries, may be significantly higher than those in more developed countries. This is due, in part, to less competition among brokers, underutilization of technology on the part of foreign exchanges and brokers, the lack of less expensive investment options (such as derivative instruments) and lower levels of liquidity in foreign and underdeveloped markets.

Waiver of Redemption Fees.    Redemptions and exchanges by shareholders that are investing through qualified retirement plans such as 401(k) plans will not be subject to the Redemption Fee. In addition, redemptions and exchanges by shareholders that are investing through financial service firms that have not agreed to assess the Redemption Fees against such shareholders will not be subject to Redemption Fees. The Trust may waive the Redemption Fees in other circumstances. The Trust reserves the right to modify or eliminate Redemption Fee waivers at any time.

Redeeming Shares

•Redemptions by Mail.  An investor may redeem (sell) Institutional Class and Administrative Class shares by submitting a written request to PIMCO Funds, BFDS Midwest, P.O. Box 219024, Kansas City, MO 64121-9024 (regular mail) or PIMCO Funds; BFDS Midwest, 330 W. 9th Street, Kansas City, MO 64105 (express, certified or registered mail). The redemption request should state the Fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed exactly as the names of the registered owners appear on the Trust’s account records, and the request must be signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption.

•Redemptions by Telephone or Other Wire Communication.  An investor that elects this option on the Client Registration Application (or subsequently in writing) may request redemptions of shares by calling the Trust at 1-800-927-4648, by sending a facsimile to 1-816-421-2861, by sending an e-mail to pimcoteam@bfdsmidwest.com or by other means of wire communication. Investors should state the Fund and class from which the shares are to be redeemed, the number or dollar amount of the shares to be redeemed, the account number and the signature (which may be an electronic signature) of an authorized signatory. Redemption requests of an amount of $10 million or more may be initiated by telephone, wire or e-mail, but must be confirmed in writing by an authorized party prior to processing.

In electing a telephone redemption, the investor authorizes Pacific Investment Management Company and the Transfer Agent to act on telephone instructions from any person representing himself to be the investor, and reasonably believed by Pacific Investment Management Company or the Transfer Agent to be genuine. Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (whether in writing or by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this Prospectus. Shareholders should realize that by electing the telephone, wire or e-mail redemption option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in service may mean that a shareholder will be unable to effect a redemption by telephone or e-mail when desired. The Transfer Agent also provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine (written confirmation is also provided for redemption requests received in writing or via e-mail). All telephone transactions are recorded, and Pacific Investment Management Company or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so. The Trust or Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions if it fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All redemptions, whether initiated by letter or telephone, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See “Other Redemption Information.”

Shareholders may decline telephone exchange or redemption privileges after an account is opened by instructing the Transfer Agent in writing at least seven business days prior to the date the instruction is to be effective. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by telegram, facsimile or overnight courier.

Defined contribution plan participants may request redemptions by contacting the employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

•Other Redemption Information.  Subject to any applicable redemption fees, redemption requests for Fund shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee. The request must properly identify all relevant information, such as account number, redemption amount (in dollars or shares) and the Fund name, and must be executed or initialed by the appropriate signatories. A redemption request received by the Trust or its designee prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, is effective on that day. A redemption request received after that time becomes effective on the next business day.

24	PIMCO Funds: Multi-Manager Series

Redemption proceeds will ordinarily be wired to the investor’s bank within three business days after the redemption request, but may take up to seven business days. Redemption proceeds will be sent by wire only to the bank name designated on the Client Registration Application. The Trust may suspend the right of redemption or postpone the payment date at times when the New York Stock Exchange is closed, or during certain other periods as permitted under the federal securities laws.

For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust’s procedures. Shareholders should inquire as to whether a particular institution is an eligible guarantor institution. A signature guarantee cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Client Registration Application to effect transactions for the organization.

Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem Institutional Class and Administrative Class shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $100,000. A shareholder will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of its account up to at least $100,000.

The Trust agrees to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash. Except for Funds with a tax-efficient management strategy, it is highly unlikely that shares would ever be redeemed in kind. When shares are redeemed in kind, the redeeming shareholder may incur transaction costs upon the disposition of the securities received in the distribution.

Redemption of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Fund or the Underlying Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

Exchange Privilege

Except as provided below, or in the applicable Funds’ or series prospectus(es), an investor may exchange Institutional Class or Administrative Class shares of the Fund for shares of the same class of any other Fund or other series of the Trust that offers that class based on the respective NAVs of the shares involved (subject to any applicable redemption fees or fund reimbursement fees). An exchange may be made by following the redemption procedure described above under “Redemptions by Mail” or, if the investor has elected the telephone redemption option, by calling the Trust at 1-800-927-4648. An investor may also exchange shares of the Fund for shares of the same class of a series of PIMCO Funds: Pacific Investment Management Series, an affiliated mutual fund family composed primarily of fixed income portfolios managed by Pacific Investment Management Company, subject to any restrictions on exchanges set forth in the applicable series’ prospectus(es). Shareholders interested in such an exchange may request a prospectus for these other series by contacting PIMCO Funds: Pacific Investment Management Series at the same address and telephone number as the Trust.

Unless eligible for a waiver, shareholders who exchange shares of the Fund within 60 days of their acquisition will be subject to a Redemption Fee of up to 2.00% of the NAV of the shares exchanged. See “Redemption Fees” above. Unless eligible for a waiver, shareholders who exchange their Institutional Class or Administrative Class shares of the Fund for the same class of shares of the PPA Tax-Efficient Structured Emerging Markets Fund will be subject to a Fund Reimbursement Fee of 1.00% of the NAV of the shares of this Fund acquired in connection with the exchange.

An investor may exchange shares only with respect to the Fund or other eligible series that are registered in the investor’s state of residence or where an exemption from registration is available. In addition, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See “Tax Consequences” in this Prospectus and “Taxation” in the Statement of Additional Information.

The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Adviser, the transaction would adversely affect the Fund and its shareholders. In particular, a pattern of transactions characteristic of “market-timing” strategies may be deemed by the Adviser to be detrimental to the Trust or a particular Fund. For example, the Trust may limit the number of “round trip” transactions investors may make. An investor makes a “round trip” transaction when the investor purchases shares of the Fund, subsequently sells those shares (by way of a redemption or exchange) for shares of another PIMCO Fund,

Prospectus	25

and then buys back (by way of a purchase or exchange) shares of the originally purchased Fund. The Trust has the right to refuse any exchange for any investor who completes (by making the exchange back into the shares of the originally purchased Fund) more than six round trip exchanges in any twelve-month period. Although the Trust has no current intention of terminating or modifying the exchange privilege other than as set forth in the preceding sentence, it reserves the right to do so at any time. Except as otherwise permitted by the SEC, the Trust will give you 60 days’ advance notice if it exercises its right to terminate or materially modify the exchange privilege.

Verification of Identity

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

1.    Name.

2.    Date of birth (for individuals).

3.    Residential or business street address.

4.    Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Fund’s prospectus and each annual and semi-annual report will be mailed to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents and your shares are held directly with the Trust, call the Trust at 1-800-426-0107. Alternatively, if your shares are held through a financial institution, please contact it directly. Within 30 days after receipt of your request by the Trust or financial institution, as appropriate, such party will begin sending you individual copies.

How Fund Shares Are Priced

The net asset value (“NAV”) of the Fund’s Institutional Class and Administrative Class shares is determined by dividing the total value of the Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

The assets of the Fund consist of shares of the Underlying Funds, which are valued at their respective NAVs at the time of valuation of the Fund’s shares. For purposes of calculating the NAV of Underlying Fund shares, portfolio securities and other assets of the Funds for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. The market value for NASDAQ National Market and SmallCap securities may also be calculated using the NASDAQ Official Closing Price (“NOCP”) instead of the last reported sales price. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to procedures established by the Board of Trustees of the Underlying Fund, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Fund’s Board of Trustees or persons acting at the Board’s direction.

Underlying Fund investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of an Underlying Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

26	PIMCO Funds: Multi-Manager Series

Fund and Underlying Fund shares are valued at the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Underlying Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments as discussed below. Information that becomes known to the Underlying Funds or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

If market values are not readily available, instead of valuing securities in the usual manner, the Underlying Funds may value securities at fair value as determined in good faith by the Fund’s Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Underlying Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time an Underlying Fund’s NAV is calculated. With respect to certain foreign securities, the Underlying Funds may fair value securities using modeling tools provided by third-party vendors.

Under certain circumstances, the per share NAV of the Administrative Class shares of the Fund may be lower than the per share NAV of the Institutional Class as a result of the daily expense accruals of the service and/or distribution fees paid by Administrative Class Shares. Generally, for a Fund that pays income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between the two classes.

Fund Distributions

The Fund distributes substantially all of its net investment income to shareholders in the form of dividends. A shareholder begins earning dividends on Fund shares the day after the Trust receives the shareholder’s purchase payment. Dividends paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on Administrative Class shares are expected to be lower than dividends on Institutional Class shares as a result of the service and/or distribution fees applicable to Administrative Class shares. The Fund intends to declare and distribute income dividends to shareholders of record quarterly.

In addition, the Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

The Fund’s dividend and capital gain distributions with respect to a particular class of shares will automatically be reinvested in additional shares of the same class of the Fund at NAV unless the shareholder elects to have the distributions paid in cash. A shareholder may elect to have distributions paid in cash on the Client Registration Application or by submitting a written request, signed by the appropriate signatories, indicating the account number, Fund name(s) and wiring instructions. Shareholders do not pay any sales charges or other fees on the receipt of shares received through the reinvestment of Fund distributions.

For further information on distribution options, please contact the Trust at 1-800-927-4648.

Tax Consequences

• Taxes on Portfolio Distributions.    A shareholder subject to U.S. federal income tax will be subject to tax on Fund distributions whether they are paid in cash or reinvested in additional shares of the Funds. For federal income tax purposes, Fund distributions will be taxable to the shareholder as either ordinary income or capital gains.

Fund dividends (i.e., distributions of investment income) are taxable to shareholders as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long the shareholder owned the shares. Distributions of gains from investments that the Fund owned for more than 12 months will generally be taxable to shareholders as capital gains. Distributions of gains from investments that the Fund owned for 12 months or less will generally be taxable as ordinary income.

Fund distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund prior to the shareholder’s investment and thus were included in the price paid for the shares. For example, a shareholder who purchases shares on or just before the record date of the Fund distribution will pay full price for the shares and may receive a portion of his or her investment back as a taxable distribution.

The Fund’s use of a fund of funds structure could affect the amount, timing and character of distributions to shareholders. See “Taxation—Distributions” in the Statement of Additional Information.

• Taxes on Redemptions or Exchanges of Shares.    Any gain resulting from the sale of Fund shares will generally be subject to federal income tax. When a shareholder exchanges shares of the Fund for shares of another series of the Trust, the transaction will be treated as a sale of the first Fund’s shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

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• Recent Legislation.     As you may be aware, President Bush recently signed the Job and Growth Tax Relief Reconciliation Act of 2003 (the “Act”). Among other provisions, the Act temporarily reduces long-term capital gain rates applicable to individuals and lowers the tax rate on some dividends. For taxable years beginning on or before December 31, 2008:

•	the long-term capital gain rate applicable to most shareholders will be 15% (with lower rates applying to taxpayers in the 10% and 15% ordinary income tax brackets); and

•	provided holding period and other requirements are met by the Fund, a regulated investment company may designate distributions of investment income derived from dividends of U.S. corporations and some foreign corporations as “qualified dividend income.” Qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided the same holding period and other requirements are met by the shareholder. If the Fund receives dividends from a regulated investment company designated by the regulated investment company as qualified dividend income, and the Fund meets holding period and other requirements with respect to the shares of that regulated investment company, the Fund may designate its distributions derived from those dividends as qualified dividend income.

Fund dividends representing distributions of interest income and net short term capital gains derived from a regulated investment company’s debt securities cannot be designated as qualified dividend income and will not qualify for the reduced rates.

As described in the Statement of Additional Information under the section captioned “Taxation,” the Fund is required to apply backup withholding to certain taxable distributions including, for example, distributions paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number. Under the Act, the backup withholding rate will be 28% for amounts paid through 2010 and 31% for amounts paid thereafter.

This section relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Fund.

28	PIMCO Funds: Multi-Manager Series

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Financial Highlights

The financial highlights table is intended to help you understand the financial performance of Institutional Class and Administrative Class shares of the Fund since the class of shares was first offered. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, are included in the Trust’s annual report to shareholders. The annual report is incorporated by reference in the Statement of Additional Information and is available free of charge upon request from the Distributor.

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

Institutional Class
06/30/03	$9.26	$0.26	(a)	$0.05	(a)	$0.31	$(0.28)	$0.00
06/30/02	9.94	0.40	(a)	(0.78	)(a)	(0.38)	(0.30)	0.00
06/30/01	11.50	0.67	(a)	(0.80	)(a)	(0.13)	(0.64)	(0.69)
06/30/00	11.27	0.63	(a)	0.45	(a)	1.08	(0.41)	(0.44)
06/30/99(b)	10.55	0.09	(a)	0.73	(a)	0.82	(0.10)	0.00
Administrative Class
06/30/03	9.27	0.27	(a)	0.04	(a)	0.31	(0.26)	0.00
06/30/02	9.93	0.12	(a)	(0.49	)(a)	(0.37)	(0.29)	0.00
06/30/01	11.50	0.65	(a)	(0.82	)(a)	(0.17)	(0.62)	(0.69)
06/30/00	11.27	0.60	(a)	0.45	(a)	1.05	(0.38)	(0.44)
06/30/99(b)	10.55	0.09	(a)	0.72	(a)	0.81	(0.09)	0.00

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Commenced operations on February 26, 1999.

30	PIMCO Funds: Multi-Manager Series

Tax Basis Return of Capital	Total Distributions	Net Asset Value End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets(e)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$0.00	$(0.28)	$9.29	3.45%	$1,196	0.10	%(c)	2.85%		13%
0.00	(0.30)	9.26	(3.89)	26	0.10	(c)	4.11		24
(0.10)	(1.43)	9.94	(1.41)	48	0.10	(c)	6.20		39
0.00	(0.85)	11.50	9.90	57	0.10	(c)	5.51		44
0.00	(0.10)	11.27	7.80	11	0.10	*(c)	2.52	*	39

0.00	(0.26)	9.32	3.49	13,802	0.35	(d)	3.09		13
0.00	(0.29)	9.27	(3.84)	15,602	0.35	(d)	1.29		24
(0.09)	(1.40)	9.93	(1.73)	12	0.35	(d)	5.96		39
0.00	(0.82)	11.50	9.63	12	0.35	(d)	5.26		44
0.00	(0.09)	11.27	7.71	11	0.35	*(d)	2.44	*	39

(c)	If the investment manager had not waived the administrative expenses, the ratio of expenses to average net assets would have been 0.15%.
(d)	If the investment manager had not waived the administrative expenses, the ratio of expenses to average net assets would have been 0.40%.
(e)	Ratio of expenses to average net assets excluding underlying PIMCO Fund’s expenses in which the Fund invests.

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PIMCO Funds: Multi-Manager Series	INVESTMENT ADVISER AND ADMINISTRATOR	PIMCO Advisors Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

TRANSFER AGENT

Boston Financial Data Services–Midwest, 330 W. 9th Street, 5th Floor, Kansas City, MO 64105

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

LEGAL COUNSEL

Ropes & Gray LLP, One International Place, Boston, MA 02110